IVY ASIA PACIFIC FUND
                         IVY CANADA FUND
                      IVY CHINA REGION FUND
                         IVY GLOBAL FUND
                IVY GLOBAL NATURAL RESOURCES FUND
              IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                    IVY INTERNATIONAL FUND II
                     IVY INTERNATIONAL FUND
             IVY INTERNATIONAL SMALL COMPANIES FUND
                 IVY LATIN AMERICA STRATEGY FUND
                      IVY NEW CENTURY FUND
                       IVY PAN-EUROPE FUND

                            series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432

               STATEMENT OF ADDITIONAL INFORMATION

                        October 31, 1997

_________________________________________________________________

     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy Latin America Strategy Fund and Ivy International Bond Fund) is diversified. Each of Ivy Latin America Strategy Fund and Ivy International Bond Fund is a non-diversified portfolio. This Statement of Additional Information ("SAI") describes twelve of the portfolios, Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund (the "Funds," each a "Fund"). The other six portfolios of the Trust are described in separate Statements of Additional Information.

     This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated October 31, 1997 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number listed below.

                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432
                    Telephone: (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                    Telephone: (800) 456-5111

                       INVESTMENT ADVISER

  (Ivy Canada Fund and Ivy Global Natural Resources Fund only)
                 Mackenzie Financial Corporation
                      150 Bloor Street West
                            Suite 400
                        Toronto, Ontario
                          CANADA M5S3B5
                    Telephone (416) 922-5322


                        TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . .  1

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . 16
     U.S. GOVERNMENT SECURITIES. . . . . . . . . . . . . . . . 16
     CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . 17
     DEBT SECURITIES, IN GENERAL . . . . . . . . . . . . . . . 18
     ZERO COUPON BONDS . . . . . . . . . . . . . . . . . . . . 18
     REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . 19
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . 19
     SMALL COMPANIES . . . . . . . . . . . . . . . . . . . . . 20

COMMERCIAL PAPER . . . . . . . . . . . . . . . . . . . . . . . 20
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . . 20
     DEPOSITORY RECEIPTS . . . . . . . . . . . . . . . . . . . 21
     INVESTMENT-GRADE DEBT SECURITIES. . . . . . . . . . . . . 21
     LOW-RATED DEBT SECURITIES . . . . . . . . . . . . . . . . 21
     FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . 22
     INVESTING IN EMERGING MARKETS . . . . . . . . . . . . . . 23
     CANADIAN SECURITIES . . . . . . . . . . . . . . . . . . . 25
     INVESTING IN LATIN AMERICA. . . . . . . . . . . . . . . . 26
     INVESTING IN ASIA PACIFIC SECURITIES. . . . . . . . . . . 29
     INVESTING IN NATURAL RESOURCES. . . . . . . . . . . . . . 30
     INVESTING IN THE CHINA REGION . . . . . . . . . . . . . . 31
     PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES. . . . . . 32
     FORWARD FOREIGN CURRENCY CONTRACTS. . . . . . . . . . . . 32
     FOREIGN CURRENCIES. . . . . . . . . . . . . . . . . . . . 33
     REAL ESTATE INVESTMENT TRUSTS (REITs) . . . . . . . . . . 34
     OPTIONS TRANSACTIONS. . . . . . . . . . . . . . . . . . . 34
          OPTIONS, IN GENERAL. . . . . . . . . . . . . . . . . 34
          WRITING OPTIONS ON INDIVIDUAL SECURITIES . . . . . . 36
          PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. . . . . 37
          PURCHASING AND WRITING OPTIONS ON SECURITIES
               INDICES . . . . . . . . . . . . . . . . . . . . 37
          RISKS OF OPTIONS TRANSACTIONS. . . . . . . . . . . . 38
     FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . 39
          FUTURES, IN GENERAL. . . . . . . . . . . . . . . . . 39
          FOREIGN CURRENCY FUTURES CONTRACTS.. . . . . . . . . 40
          RISKS ASSOCIATED WITH FUTURES. . . . . . . . . . . . 40
     SECURITIES INDEX FUTURES CONTRACTS. . . . . . . . . . . . 41
          RISKS OF SECURITIES INDEX FUTURES. . . . . . . . . . 42
               COMBINED TRANSACTIONS . . . . . . . . . . . . . 44
     FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES . . 44
     RESTRICTED AND ILLIQUID SECURITIES. . . . . . . . . . . . 44
     BORROWING . . . . . . . . . . . . . . . . . . . . . . . . 45
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 45

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 51

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . . 54
     AUTOMATIC INVESTMENT METHOD . . . . . . . . . . . . . . . 54
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . 55
          INITIAL SALES CHARGE SHARES. . . . . . . . . . . . . 55
          CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A . . 55
          CLASS B. . . . . . . . . . . . . . . . . . . . . . . 55
          CLASS C. . . . . . . . . . . . . . . . . . . . . . . 56
          CLASS I. . . . . . . . . . . . . . . . . . . . . . . 56
          ALL CLASSES. . . . . . . . . . . . . . . . . . . . . 56
     LETTER OF INTENT. . . . . . . . . . . . . . . . . . . . . 57
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . 58
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . 58
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . 60
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . . 61
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . . 62
     REINVESTMENT PRIVILEGE. . . . . . . . . . . . . . . . . . 62
     RIGHTS OF ACCUMULATION. . . . . . . . . . . . . . . . . . 62
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . . 63
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . . 64

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 65
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 72

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 73

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 75
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 75
          SUBADVISORY CONTRACT -  IVY INTERNATIONAL FUND . . . 79
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 80
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 84
          RULE 12B-1 DISTRIBUTION PLANS. . . . . . . . . . . . 84

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . 91
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 92
     TRANSFER AGENT AND DIVIDEND PAYING AGENT. . . . . . . . . 93
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 94
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 94

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 94

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . .101

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . .103

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . .103

CONVERSION OF CLASS B SHARES . . . . . . . . . . . . . . . . .105

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . .105
     OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD
          CONTRACTS. . . . . . . . . . . . . . . . . . . . . .106
     CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES
           . . . . . . . . . . . . . . . . . . . . . . . . . .108
     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. . . .108
     DEBT SECURITIES ACQUIRED AT A DISCOUNT. . . . . . . . . .109
     DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . .110
     DISPOSITION OF SHARES . . . . . . . . . . . . . . . . . .111
     FOREIGN WITHHOLDING TAXES . . . . . . . . . . . . . . . .112
     BACKUP WITHHOLDING. . . . . . . . . . . . . . . . . . . .113

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . .113
          AVERAGE ANNUAL TOTAL RETURN. . . . . . . . . . . . .114
          CUMULATIVE TOTAL RETURN. . . . . . . . . . . . . . .127
          OTHER QUOTATIONS, COMPARISONS AND GENERAL
               INFORMATION . . . . . . . . . . . . . . . . . .133

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . .134

APPENDIX A
     DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P")
     AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
     CORPORATE BOND AND COMMERCIAL PAPER RATINGS . . . . . . .135

STATEMENT OF ASSETS AND LIABILITIES
     AS OF APRIL 28, 1997 AND REPORT OF INDEPENDENT
     ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .153

APPENDIX C
     SELECTED ECONOMIC AND MARKET DATA FOR ASIA PACIFIC AND
     CHINA REGION COUNTRIES. . . . . . . . . . . . . . . . . .155


               INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objectives and policies, which are set forth below. The different types of securities and investment techniques used by the Funds involve varying degrees of risk.

     IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this SAI are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

     The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C of this SAI for further information about the economic characteristics of certain Asia-Pacific countries.

     The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, investment-grade equity and debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Services, Inc. ("Moody's) or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and (ii) up to 15% of its net assets in restricted and other illiquid securities. The Fund may with approval of its Board of Trustees (the "Trustees" or "Board"), but currently does not intend to, lend portfolio securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

     As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada,
(ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Adviser),
(iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities, (v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

     For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if not rated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

     The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies (a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix C to this SAI for further information about the economic characteristics of certain China Region countries.

     The balance of the Fund's assets ordinarily are invested in
(i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"), and (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds, and corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, considered by IMI to be of comparable quality).

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

     The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities valued at not more that 30% of the Fund's total assets. The Fund may also invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and
(ii) up to 15% of its net assets in restricted and other illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

     The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities valued at not more that 30% of the Fund's total assets. The Fund may also invest in equity real estate investment trusts, warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

     IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

     IMI believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, IMI will seek to identify securities of companies that, in IMI's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

     For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities. The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities.

     For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.

     Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero-coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. (A description of the ratings assigned by Moody's and S&P is contained in Appendix A to this SAI).

     The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities valued at not more than 30% of the Fund's total assets. The Fund may also invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may sell covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

     IVY INTERNATIONAL FUND II: The Fund's principal investment objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective.

     It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL FUND: Sales of shares of this Fund to new investors have been suspended. See "Additional Rights and Privileges." The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin America markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. The Fund's subadviser, Northern Cross Investments Limited ("Northern Cross" or the "Subadviser"), invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. The Subadviser seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by the Subadviser to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and
(ii) up to 15% of its net assets in restricted and other illiquid securities. The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities valued at not more that 30% of the Fund's total assets.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

     In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price/earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.
The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities. The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY LATIN AMERICA STRATEGY FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.
Under normal conditions the Fund invests at least 65% of its total assets in securities issued in Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Securities of Latin American issuers include (a) securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America; (b) securities that are issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate in markets throughout Latin America, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Mexico and Venezuela, which IMI believes are the most developed capital markets in Latin America. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

     The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by Latin American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds.

     To meet redemptions, or while the Fund is anticipating investments in Latin American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

     The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities valued at not more that 30% of the Fund's total assets. The Fund may also invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in restricted and other illiquid securities. The Fund will treat any Latin American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with Latin American debt conversion programs that are restricted to remittance of invested capital or profits, as illiquid securities for purposes of this limitation.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY NEW CENTURY FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options, rights and sponsored or unsponsored ADRs, GDRs ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.

     The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as a Emerging Markets growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

     For purposes of capital appreciation, the Fund may invest up to 35% of its assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

     The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, considered by IMI to be of comparable quality
(commonly referred to as "high yield" or "junk" bonds).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may with approval of the Trustees, but currently does not intend to, lend portfolio securities valued at not more that 30% of the Fund's total assets, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in restricted and other illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries.

     Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities.
The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P (commonly referred to as "high yield" or "junk" bonds), or if
unrated, considered by IMI to be of comparable quality.   The
Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds. The Fund may with approval of its Board of Trustees (the "Trustees" or "Board"), but currently does not intend to, lend portfolio securities.

     For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in restricted and other illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                          RISK FACTORS

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and Student Loan Marketing Association.

CONVERTIBLE SECURITIES

     Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

     A Fund may invest in convertible securities, such as corporate bonds, notes, debentures and other securities that may be converted into common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.

     The convertible securities in which a Fund may invest include preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments which provide for a stream of income. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES, IN GENERAL

      Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

ZERO COUPON BONDS

     A Fund may purchase zero coupon bonds in accordance with the Fund's credit quality standards. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends repre-senting such income to shareholders currently, even though the cash representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. However, this may result in a Fund's having to sell portfolio securities at a time when it might otherwise choose not to do so, and the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, a Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that the Fund's investment adviser has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Fund's investment adviser under guidelines approved by the Board. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

WARRANTS

     The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. A Fund's investments in warrants will not exceed 5% of the value of its net assets.

SMALL COMPANIES

     Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of smaller companies may be subject to more abrupt or erratic market movements, because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. A Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, a Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the particular Fund. A Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

DEPOSITORY RECEIPTS

     ADRs, GDRs and similar instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company, evidence ownership of underlying securities issued by a U.S. or foreign corporation. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depository instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States.

INVESTMENT-GRADE DEBT SECURITIES

     Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

LOW-RATED DEBT SECURITIES

     A Fund may invest in corporate debt securities rated Ba or lower by Moody's, or BB or lower by S&P. A Fund will not, however, invest in securities that, at the time of investment, are rated lower than C by either Moody's or S&P. Securities rated lower than Baa or BBB (and comparable unrated securities) are commonly referred to as "high yield" or "junk" bonds and are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

     While IMI may refer to ratings issued by established credit rating agencies, it is not IMI's policy to rely exclusively on such ratings, but rather to supplement such ratings with its own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may, to the extent of its investment in low-rated debt securities, be more dependent upon IMI's credit analysis than would be the case if the Funds were investing in higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the relevant Fund's best interest to retain or dispose of the security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

     The secondary market on which low-rated debt securities are traded may be less liquid than the market for higher grade bonds.

Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a low-rated debt security, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research, and elements of judgment. Prices for low-rated debt securities may be affected by legislative and regulatory developments. (For example, Federal rules require savings and loan institutions to reduce gradually their holdings of this type of security).

FOREIGN SECURITIES

     A Fund may invest in securities of foreign issuers, including non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored ADRs, ADSs, GDRs GDSs and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the domestic investments.

     Although a Fund intends to invest only in nations that IMI considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. For example, ownership of unsponsored ADRs may not entitle the owner to financial or other reports from the issuer to which it might otherwise be entitled as the owner of a sponsored ADR. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions.
The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although IMI will endeavor to achieve the most favorable net results on a Fund's portfolio transactions. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to a Fund associated with the foregoing considerations through investment variation and continuous professional management.

INVESTING IN EMERGING MARKETS

     Investors should recognize that investing in certain foreign securities involves special considerations, including those set forth below, that are not typically associated with investing in United States securities and that may affect a Fund's performance favorably or unfavorably. (See "Foreign Securities" under the caption "Risk Factors and Investment Techniques" in the Prospectus.)

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and greater price volatility; (iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of a Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

CANADIAN SECURITIES

     Ivy Canada Fund normally invests a significant portion of its assets in Canadian securities. The Canadian securities market is among the largest in the world. Equity securities are traded primarily on the country's five independent regional stock exchanges: The Toronto Stock Exchange ("TSE"), the Montreal Exchange ("ME"), the Vancouver Stock Exchange ("VSE"), the Alberta Stock Exchange and the Winnipeg Stock Exchange. The TSE, which is the largest regional exchange, had a total market capitalization of $1190.8 billion as of November, 1996 and its 1,304 listed companies had a November trading volume of 2,610,118,602 shares. A small percentage of Canadian stocks are traded on the unlisted or OTC market. In contrast, almost all debt securities are traded on the OTC. Interlisting is common among the Canadian and U.S. stock exchanges and the OTC markets. In addition, the TSE, the American Stock Exchange and the Midwest Stock Exchange are electronically linked to permit the order routing of interlisted securities on those stock exchanges. The ME and the Boston Stock Exchange are similarly linked. Ivy Canada Fund invests less than 1% of its assets in securities listed solely on the VSE.

     The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. The companies may include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investment. These considerations are especially important for a Fund, like Ivy Canada Fund, which invests primarily in Canadian securities.

     Many factors, including social, environmental and economic conditions, that are not within the control of Canada affect and could have an adverse impact on the financial condition of Canada. IMI is unable to predict what effect, if any, such factors would have on instruments held in a Fund's portfolio.

     Beginning in January of 1989 the U.S. - Canada Free Trade Agreement will be phased in over a period of 10 years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Additionally, the recent implementation of the North American Free Trade Agreement in January, 1994 is expected to lead to increased trade and reduced barriers between Canada and the United States.

     Canada is one of the world's leading industrial countries, as well as a major exporter of agricultural products. Canada is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint.

     Canada is also a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels.

     Canadian securities exchanges are self-regulatory agencies that are recognized by the securities administrators of the province in which the exchange is located. The largest, most active Canadian exchange is the TSE, which is a self-regulated agency recognized by the Ontario Securities Commission. Canadian securities regulation differs in certain respects from United States securities regulation. For example, the amount of information available concerning companies that have securities traded on Canadian exchanges and do not have securities traded on an exchange in the United States is generally less than that available concerning companies which have securities traded on United States exchanges. See "Risk Factors and Investment Techniques" in the Prospectus for a discussion of the risks associated with investing in the securities of foreign companies.

INVESTING IN LATIN AMERICA

     Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     Latin America Strategy Fund invests in securities denominated in currencies of Latin American countries.
Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S.
dollar value of the Fund's assets denominated in those currencies.

     Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other countries. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund's net asset value.

     The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on the economy.
Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

     Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including a Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

     Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

INVESTING IN ASIA PACIFIC SECURITIES

     Certain Asia-Pacific countries in which Ivy Asia Pacific Fund may invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

     Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities of United States companies, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific country securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

     Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

     The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries.

For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

     Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

INVESTING IN NATURAL RESOURCES

     Since the Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments.

In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

     Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, IMI currently intends that it will only be in a form that is readily marketable.

     Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries.
In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

     To take advantage of potential growth opportunities, Ivy Global Natural Resources Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, because they tend to be traded in lower volume and because the companies are subject to greater business risk.

     Under normal conditions, Ivy Global Natural Resources Fund is likely to be invested heavily in foreign securities. Investing in securities of foreign issuers and denominated in foreign currencies involves risks not typically associated with investing in United States securities, including fluctuations in foreign exchange rates, exposure to adverse political and economic developments and the possible imposition of exchange controls and related restrictions. In addition, competition is intense for many natural resource companies. As a result, the value of the securities issues by such companies may to subject to increased share price volatility.

INVESTING IN THE CHINA REGION

     Investors should realize that China Region countries may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Ivy China Region Fund invests and adversely affect the value of its assets. In addition, several China Region countries have had hostile relations with neighboring nations. For example, China continues to claim sovereignty over Taiwan, and is scheduled to assume sovereignty over Hong Kong in 1997.

     China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

     To take advantage of potential growth opportunities, the Ivy China Region Fund might have significant investments in companies with relatively small market capitalization.
Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk. In addition, to the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restriction on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. See also "Selected Economic and Market Data for Asia Pacific and China Region Countries" in Appendix C to this SAI.

PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES

     Commodities trading is generally considered a speculative activity. For example, prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Accordingly, markets for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Investments in physical commodities may also present practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.

     Under current U.S. tax law, the Ivy Global Natural Resources Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into or maintain a net exposure to a forward contract where the consummation of the contract would obligate the Fund to deliver an amount of currency that exceeds the value of the Fund's portfolio securities or other assets denominated in that currency. Further, a Fund generally will not enter into a forward contract with a term greater than one year.

     To the extent required by applicable law, a Fund will hold cash or liquid securities in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting position. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

FOREIGN CURRENCIES

     Investment in foreign securities will usually involve currencies of foreign countries. In addition, a Fund may temporarily hold foreign currency deposits during the completion of investment programs and may purchase forward contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although a Fund values the Fund's assets daily in terms of U.S. dollars, a Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a cash basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect movements of the stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which its foreign investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies accounts for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

REAL ESTATE INVESTMENT TRUSTS (REITs)

     Ivy Global Fund may invest in equity real estate investment trusts ("REITs"). A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

     OPTIONS, IN GENERAL.   A Fund may engage in transactions in
options on securities and stock indices in accordance with the Fund's stated investment objective and policies. A Fund may also purchase put options on securities and may purchase and sell (write) put and call options on stock indices. Options on securities and stock indices purchased or written by a Fund will be limited to options traded on national securities exchanges, boards of trade or similar entities, or in the OTC markets.

     A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date.

     A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

     A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and a Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon a Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by a Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, a Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

     WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. A Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of a Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A Fund may write covered call options as described in the Fund's Prospectus. A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. A Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. A Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by a Fund for leverage purposes.

     A Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. A Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Options on indices are similar to options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

     When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists.

There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.

In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

     A Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See
"Portfolio Turnover."

     A Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, time and duration of options.

FUTURES CONTRACTS

     FUTURES, IN GENERAL. A Fund may enter into futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations. When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract.

     When selling a futures contact, a Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract.

     A Fund will only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.



     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may engage in foreign currency futures contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.
The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

     A Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. A Fund will not engage in transactions in futures contracts for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase.

     An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, a Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     RISKS OF SECURITIES INDEX FUTURES. A Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Insofar as such securities do not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the hedging instrument.

     Although a Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     A Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, a Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling an index futures contract, a Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

     New issues of certain debt securities are often offered on a "when-issued basis," meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, a Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

RESTRICTED AND ILLIQUID SECURITIES

     An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the security on its books. A "restricted security" is a security that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, and is considered to be illiquid until such filing takes place. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where a registration statement is required, a Fund may be required to bear all or part of the registration expenses. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. There may also be a lapse of time between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to do so. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, a Fund will monitor each of its investments in these securities, focusing on factors such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities. Securities whose proceeds are subject to limitations on repatriation of principal or profits for more than seven days, and those for which market quotations are not readily available, may be deemed illiquid for these purposes.

BORROWING

     Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

                     INVESTMENT RESTRICTIONS

     A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to that Fund without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of that Fund. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund may not:

     (i) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

     (ii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy New Century Fund and Ivy Pan-Europe Fund may not:

     (i) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     Further, as a matter of fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy International Fund II,
Ivy International Fund, Ivy Latin America Strategy Fund and Ivy
New Century Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund, Ivy Latin America Strategy Fund and Ivy New
Century Fund may not:

     (i)  purchase securities on margin.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II, Ivy International Fund, Ivy Latin America
Strategy Fund and Ivy New Century Fund may not:

     (i) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund, Ivy International Fund II, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

     (ii) Make loans, except this restriction shall not prohibit
          (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or, with respect to Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund, (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees.

Further, as a matter of fundamental policy, Ivy Canada Fund, Ivy
Global Fund, Ivy Global Natural Resources Fund, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Make investments in securities for the purpose of exercising control over or management of the issuer; or

     (ii) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe may not:

     (i) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund II, Ivy International
Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund may not:

     (i) purchase or sell real estate or commodities and commodity contracts.

     Each of Ivy China Region Fund, Ivy International Fund II, Ivy International Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund will continue to interpret fundamental investment restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund, Ivy Latin America
Strategy Fund and Ivy New Century Fund may not:

     (i)  sell securities short.

     Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned).

Further, as a matter of fundamental policy, each of Ivy Latin
America Strategy Fund and Ivy New Century Fund may not:

     (i) borrow money, except for temporary or emergency purposes; provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, each of Ivy China
Region Fund and Ivy International Fund may not:

     (i) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

Further, as a matter of fundamental policy, Ivy Canada Fund and Ivy Global Fund may not:

     (i) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager (in the case of Ivy Global Fund) or the investment adviser, Mackenzie Financial Corporation (the "Investment Adviser") (in the case of Ivy Canada Fund) for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

     (ii) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

     (iii)Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

     (iv) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

     (v) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

Further, as a matter of fundamental policy, Ivy Canada Fund may not:

     (i) Write or buy puts, calls, straddles or spreads; invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, and (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus.

Further, as a matter of fundamental policy, Ivy Global Fund may not:

     (i) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in
          Section 12(d)(1) of the Investment Company Act of 1940
          (the "1940 Act").

Further, as a matter of fundamental policy, Ivy Global Science &
Technology Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities, except for its own capital stock, and except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

     (ii) purchase or sell real estate or commodities and commodity contracts; provided, however, that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein, and except that, subject to the policies and restrictions set forth in the Prospectus and elsewhere in this SAI,
          (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency futures contracts, and options thereon; or

     (iii)sell securities short, except for short sales "against the box."

Further, as a matter of fundamental policy, Ivy International
Fund II and Ivy International Fund may not:

     (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

     (ii)purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

     Further, as a matter of fundamental policy, Ivy
International Fund may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets.

     Under the 1940 Act, a Fund is permitted, subject to each Fund's investment restrictions, to borrow money only from banks.
The Trust has no current intention of borrowing amounts in excess of 5% of each of the Fund's assets.

                     ADDITIONAL RESTRICTIONS

     Unless otherwise indicated, each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund may not:

     (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities", provided, however, that the Fund (except for Ivy Pan-Europe Fund) will not invest more than 10% of its total assets in securities of issuers that are restricted from selling to the public without registration under the Securities act of 1933. Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid.

Further, as a matter of non-fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy Global Science &
Technology Fund, Ivy International Fund II, Ivy International
Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs.

Further, as a matter of non-fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund may not:

     (i) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder.

Further, as a matter of non-fundamental policy, each of Ivy China
Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II, Ivy International Fund, Ivy Latin America
Strategy Fund and Ivy New Century Fund may not:

     (i) invest in companies for the purpose of exercising control of management; or

     (ii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy Global Natural Resources Fund,
Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs).

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy International Small Companies
Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell real estate limited partnership interests.

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Fund II, Ivy International Small Companies Fund and
Ivy Pan-Europe Fund may not:

     (i) sell securities short, except for short sales "against the box."

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.

Further, as a matter of non-fundamental policy, Ivy Latin America
Strategy Fund may not:

     (i) purchase or retain securities of an issuer if, with respect to 75% of the Fund's total assets, such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition, pursuant to the requirements of the 1940 Act, Ivy International Fund, may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer.

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the particular Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers and (except as noted below) bears the cost of providing to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

     Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"). These funds are:
Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth Fund, Ivy International Fund II, Ivy Pan-Europe Fund, Ivy International Bond Fund, Ivy Bond Fund and Ivy Money Market Fund (the other eight series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

     Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors. Shares of Ivy International Fund are available for purchase only by existing shareholders of Ivy International Fund. Once a shareholder's account has been liquidated, the shareholder may not invest in Ivy International Fund at a later date.

     As of September 5, 1997, shares of the four funds that comprise Mackenzie Series Trust (a separately registered investment company formerly in the Ivy Mackenzie group of funds) are no longer available for purchase or exchange.

AUTOMATIC INVESTMENT METHOD

     The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

     As described in the Prospectus, shareholders of each Fund have an exchange privilege with certain other Funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Fund into which the exchange is to be made.

     INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

     CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new
Class A shares.

     For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

     CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

     Class B shares of a Fund acquired through an exchange of Class B shares of another Fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Fund from which the exchange was made.

     For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new
Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

     The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Bond Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe
Fund:

                                   CONTINGENT DEFERRED SALES
                                   CHARGE AS A PERCENTAGE OF
                                   DOLLAR AMOUNT SUBJECT TO
     YEAR SINCE PURCHASE           CHARGE

     First                                   5%
     Second                                  4%
     Third                                   3%
     Fourth                                  3%
     Fifth                                   2%
     Sixth                                   1%
     Seventh and thereafter                  0%



     CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1% if redeemed within one year of the date of purchase.)

     CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per Class I share.

     ALL CLASSES:   The minimum value of shares which may be
exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares of Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II and Ivy International Small Companies Fund, (generally referred to herein as the "Class I Funds")and $250,000 in the case of Ivy Bond Fund). No exchange out of a Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000 ($5,000,000 in the case of Class I shares of the Class I Funds).

     Each exchange will be made on the basis of the relative net asset values per share of each fund of Ivy Fund next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to
receive the price computed on the day of receipt.   Exchange
requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

     An exchange of shares between any of the Funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

     Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Canada Fund, Ivy Latin America Strategy Fund, Ivy International Fund, Ivy International Fund II, Ivy Pan-Europe Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth Fund, Ivy International Bond Fund, Ivy International Small Companies Fund, Ivy New Century Fund and Ivy Bond Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

     Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the funds of Ivy Fund in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee           no fee
     Retirement Plan Annual Maintenance Fee    $10.00 per account

For shareholders whose retirement accounts are diversified across several funds of Ivy Fund, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

     INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in a Fund (which primarily distributes exempt-interest dividends).

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. For years before 1997, however, if one spouse has (or elects to be treated as having) no earned income for IRA purposes for a year, the working spouse may contribute up to the lesser of $2,250 or 100% of his or her compensation or earned income for the year to IRAs for both spouses, provided that no more than $2,000 is contributed to the IRA of one spouse. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, a full deduction is only available if he or she has adjusted gross income that is less than a specified level ($40,000 for married couples filing a joint return, $25,000 for single individuals, and $0 for a married individual filing a separate return). The deduction is phased out ratably for active participants with adjusted gross income between certain levels ($40,000 and $50,000 for married individuals filing a joint return, $25,000 and $35,000 for single individuals, and $0 and $10,000 for married individuals filing separate returns). Individuals who are active participants with income above the specified phase-out level may not deduct their IRA contributions. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated benefi-ciary, if any, or rolled over into another IRA, or, for years after 1996, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax. Extremely large distributions in any one year (other than 1997, 1998 or 1999) from an IRA (or from an IRA and other retirement plans) may also result in a penalty tax.

     QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more of the funds of Ivy Fund through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

     DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The sales charge for purchases of less than $10,000 of Class A shares is set forth under "Retirement Plans" in the Prospectus. Sales charges for purchases of $10,000 or more of Class A shares are the same as those set forth under "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

REINVESTMENT PRIVILEGE

     Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

     Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

     A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of a Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). It is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund, Ivy International Fund II and Ivy Pan-Europe Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund, Ivy International Fund II, Ivy Pan-Europe Fund; or $100,000 or more for Ivy Bond Fund or Ivy International Bond Fund.

     At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular Fund's records.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder (except shareholders with accounts in Class I of the Class I Funds) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC.

If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal
Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code.

The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

     Class A shares of a Fund are made available to Merrill Lynch
Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

     (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping
     Service Agreement.

     Alternatively, Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through
(iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of a Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI (or MFC with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) places orders for the purchase and sale of each Fund's portfolio securities. With respect to Ivy International Fund, Northern Cross also places orders for the purchase and sale of the Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions, and, therefore, brokerage commissions are usually not required to be paid by the particular Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) believes that a better price and execution are available elsewhere.

     IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International
Fund) in servicing all of its accounts. In addition, not all of these services may be used by IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) in connection with the services it provides to a particular Fund or the Trust. IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) may consider sales of shares of a Fund as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) will not, however, execute brokerage transactions other than at the best price and execution.

     With respect to Ivy International Fund, when a security proposed to be purchased or sold for the Fund is also to be purchased or sold at the same time for other accounts managed by the Subadviser, purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

     During the fiscal year ended June 30, 1994, during the six-month period ended December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Canada Fund paid brokerage commissions of $202,849, $98,390, $79,464 and $102,121, respectively.

     During the fiscal years ended December 31, 1994, 1995 and 1996, Ivy China Region Fund paid brokerage commissions of
$26,579, $70,459 and $62,812, respectively.

     During the fiscal year ended June 30, 1994, during the six-month period ended December 31, 1994, and during the fiscal years ended December 31, 1995 and 1996, Ivy Global Fund paid brokerage commissions of $58,828, $43,367, $96,124 and $90,904, respectively.

     During the fiscal year ended December 31, 1994, 1995 and 1996, Ivy International Fund paid brokerage commissions of $139,426, $715,524 and $1,709,643, respectively.

     During the period from November 1, 1994 (commencement of operations) to December 31, 1994, Ivy Latin America Strategy Fund and Ivy New Century Fund each paid brokerage commissions of $5,491 and $2,611, respectively. During the fiscal year ended December 31, 1995, Ivy Latin America Strategy Fund and Ivy New Century Fund each paid brokerage commissions of $17,184 and $15,236, respectively. During the fiscal year ended December 31, 1996, Ivy Latin America Strategy Fund and Ivy New Century Fund each paid brokerage commissions of $15,756 and $95,606, respectively.

     During the period from July 22, 1996 (commencement of operations to December 31, 1996) Ivy Global Science & Technology Fund paid brokerage commissions of $37,065. Brokerage commission information is not available for Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which did not commence operations until January 1, 1997, or for Ivy International Fund II or Ivy Pan-Europe Fund, which did not commence operations until May 13, 1997.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each of these Funds will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI (and the Subadviser for Ivy International Fund) deems to be a desirable investment for each the Fund. While no minimum has been established, it is expected that each the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

John S. Anderegg, Jr.    Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 73                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1997).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  73                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1997); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  73                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1997); Director of
                                     The Mackenzie Funds Inc.
                                     (1994-1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 76                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1997); Director of
                                     The Mackenzie Funds Inc.
                                     (1987-1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 71

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Raton, FL  33432                     Management Inc. (1987-
Age: 50                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1997);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-
                                     present).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1997); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 62                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 73                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1997).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 40                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1997); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1996); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 52                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1997).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 54                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).

     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI

     Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                       COMPENSATION TABLE
                            IVY FUND
              (FISCAL YEAR ENDED DECEMBER 31, 1996)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT     TRUSTEES

John S.          $7,419     N/A         N/A            $10,000
 Anderegg, Jr.
(Trustee)

Paul H.          $7,419     N/A         N/A            $10,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson[**]
(Trustee and
 President)

Stanley          $4,949     N/A         N/A            $10,000
  Channick[*]
(Trustee)

Frank W.         $7,419     N/A         N/A            $10,000
 DeFriece, Jr.
(Trustee)

Roy J.           $7,419     N/A         N/A            $10,000
 Glauber[*]
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $7,419     N/A         N/A            $10,000
 Rosenthal
(Trustee)

Richard N.       $10,000    N/A         N/A            $10,000
 Silverman
(Trustee)

J. Brendan       $7,419     N/A         N/A            $10,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] Appointed as a Trustee of the Trust at a meeting of the Board held on February 10, 1996.

[**] Appointed as a Trustee of the Trust at a meeting of the Board held on December 7, 1996.

     As of October 20, 1997, the Officers and Trustees of the
Trust as a group owned beneficially less than 1% of the outstanding Class A, Class B, Class C and Class I shares of the
Funds.


             INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides business management and investment advisory services to each Fund (other than Ivy Canada Fund and Ivy Global Natural Resources Fund) pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI provides business management services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to a Business Management Agreement (the "Management Agreement"). The Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved (i) by the sole shareholder of Ivy China Region Fund on October 23, 1993, (ii) by the shareholders of Ivy International Fund on December 30, 1991,
(iii) by the sole shareholder of each of Ivy Latin America Strategy Fund and Ivy New Century Fund on October 28, 1994, (iv) by the sole shareholder of each of Ivy Global Fund and Ivy Canada Fund on January 27, 1995, (v) by the sole shareholder of Ivy Global Science & Technology Fund on July 16, 1996, (vi) by the sole shareholder of each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund on December 13, 1996, and (vii) by the sole shareholder of each of Ivy International Fund II and Ivy Pan-Europe Fund on April 30, 1997. Prior to shareholder approval, the Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved by the Board (including a majority of the Trustees who are neither "interested persons," as defined in the 1940 Act, of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees")) (i) on August 23, 1993 with respect to Ivy China Region Fund, (ii) on October 28, 1991 with respect to Ivy International Fund, (iii) on September 17, 1994 with respect to Ivy Latin America Strategy Fund and Ivy New Century Fund, (iv) on September 29, 1994 with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, (v) on June 8, 1996 with respect to Ivy Global Science & Technology Fund, (vi) on December 7, 1996 with respect to each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, (vii) on February 8, 1997 with respect to Ivy Pan-Europe Fund, and (viii) on April 29, 1997 with respect to Ivy International Fund II.

     Until January 31, 1995 MIMI served as the manager and investment adviser to Ivy Global Fund and as manager to Ivy Canada Fund, which were then series of The Mackenzie Funds Inc. (the "Company"). On January 31, 1995, MIMI's interest in the Agreement (in the case of Ivy Global Fund) and in the Management Agreement (in the case of Ivy Canada Fund) was assigned by MIMI to IMI, which is a wholly owned subsidiary of MIMI. The provisions of the Agreement and the Management Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the TSE. MIMI is a subsidiary of MFC, 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE. MFC provides investment advisory services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to an Investment Advisory Agreement (the "MFC Agreement"). The MFC Agreement was approved (i) by the sole shareholder of Ivy Canada Fund on January 27, 1995 and (ii) by the sole shareholder of Ivy Global Natural Resources Fund on December 13, 1996. Prior to shareholder approval, the MFC Agreement was approved by the Board (including a majority of Independent Trustees) (i) on September 29, 1994 with respect to Ivy Canada Fund and (ii) on December 7, 1996 with respect to Ivy Global Natural Resources Fund.

     IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act: Ivy Growth Fund, Ivy Emerging Growth Fund, Ivy Growth with Income Fund, Ivy Bond Fund, Ivy International Bond Fund and Ivy Money Market Fund.

     The Agreement obligates IMI to make investments for the accounts of each Fund (except Ivy Canada Fund and Ivy Global Natural Resources Fund) in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such securities. The Advisory Agreement obligates MFC to make investments for the account of each of Ivy Canada Fund and Ivy Global Natural Resources Fund, in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, the 1940 Act and the provisions of the Code, relating to regulated investment companies, subject to policy decisions adopted by the Board. MFC also determines the securities to be purchased or sold by each of Ivy Canada Fund and Ivy Global Natural Resources Fund and places orders with brokers or dealers who deal in such securities.

     Under the Agreement (the Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to that Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the particular Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the particular Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies. Pursuant to the Management Agreement, IMI is also responsible for reviewing the activities of MFC to insure that each of Ivy Canada Fund and Ivy Global Natural Resources Fund is operated in compliance with each such Fund's investment objectives and policies and with the 1940 Act.

     Ivy Global Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $500 million of its average net assets, reduced to 0.75% on average net assets over $500 million.

Each of the other Funds (except Ivy Canada Fund and Ivy Global Natural Resources Fund) pays IMI a monthly fee for providing business management and investment advisory serves at an annual rate of 1.00% of each of the Fund's average net assets. Ivy Canada Fund and Ivy Global Natural Resources Fund each pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of each such Fund's average net assets.

     For advisory services, Ivy Canada Fund and Ivy Global Natural Resources Fund each pays MFC a monthly fee at an annual rate of 0.35% and 0.50%, respectively, of the average net assets of each such Fund. For the fiscal year ended June 30, 1994, for the six-month period ended December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, Ivy Canada Fund paid MFC fees of $120,495, $54,763, $67,229 and $65,289, respectively.

     During the fiscal years ended December 31, 1994, 1995 and 1996, Ivy China Region Fund paid IMI $193,875, $200,605 and $233,804 respectively (of which IMI reimbursed $1,036, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $106,631, $106,085 and $65,675, respectively, pursuant to voluntary expense limitations).

     During the fiscal year ended June 30, 1994 and during the six-month period ended December 31, 1994, MIMI, as investment manager to Ivy Canada Fund and as investment adviser to Ivy Global Fund, when each was a series of the Company, received fees of $172,136 and $78,234, respectively, from Ivy Canada Fund and $155,540 and $107,966, respectively, (of which MIMI reimbursed $34,779 and $15,264, respectively, pursuant to voluntary expense limitations) from Ivy Global Fund. During the fiscal years ended December 31, 1995 and 1996, IMI received fees of $96,041 and $93,270, respectively, from Ivy Canada Fund (of which IMI reimbursed $63,466 and $0, respectively, pursuant to required expense limitations) and $239,963 and $301,433, respectively, from Ivy Global Fund (of which IMI reimbursed $62,242 and $0 pursuant to voluntary expense limitations).

     For the fiscal years ended December 31, 1994, 1995 and 1996,
Ivy International Fund paid IMI fees of $2,217,950, $3,948,456 and $9,157,858, respectively.

     During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Latin America Strategy Fund paid IMI fees of $1,006, $95,380 and $42,550, respectively (of which IMI reimbursed $13,333, $93,340 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $523 and $2,040 and $99,630, respectively, pursuant to voluntary expense limitations) and Ivy New Century Fund paid IMI fees of $912, $91,226 and $109,125, respectively (of which IMI reimbursed $16,415, $87,348 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $512, $3,878 and $67,600, respectively, pursuant to voluntary expense limitations).

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996, Ivy Global Science & Technology
Fund paid IMI fees of $20,965 (of which IMI reimbursed $14,813 pursuant to voluntary expense limitations).

     Advisory fee information is not yet available for Ivy Asia
Pacific Fund, Ivy Global Natural Resources Fund and Ivy
International Small Companies Fund, which commenced operations on January 1, 1997, or for Ivy International Fund II or Ivy Pan-
Europe Fund, which commenced operations on May 13, 1997.

     Under the Agreement (or the Management Agreement and the Advisory Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     IMI currently limits each Fund's (with the exception of Ivy Canada Fund and Ivy International Fund) total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% (1.50% in the case of Ivy International Fund II) of the Fund's average net assets, which may lower that Fund's expenses and increase its yield. Each Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On August 23-24, 1996, the Board (including a majority of the Independent Trustees) (i) approved the continuance of the Agreement with respect to Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund and (ii) approved the continuance of the Management Agreement for Ivy Canada Fund. The initial term of the Agreement (or the Management Agreement with respect to Ivy Global Natural Resources Fund) between IMI and each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced on January 1, 1997, will run for a period of two years from the date of commencement. The initial term of the Agreement between IMI and each of Ivy International Fund II and Ivy Pan-Europe Fund, which commenced on May 13, 1997, will run for a period of two years from the date of commencement. Each Agreement (or Management Agreement, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) will continue in effect with respect to each Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the particular Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreements (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the particular Fund. See "Capitalization and Voting Rights."

     Each Agreement (or Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) may be terminated with respect to a particular Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

     SUBADVISORY CONTRACT - IVY INTERNATIONAL FUND. The Trust and IMI, on behalf of Ivy International Fund, have entered into a subadvisory contract with an independent investment adviser (the "Subadvisory Contract") under which the subadviser develops, recommends and implements an investment program and strategy for the Fund's portfolio and is responsible for making all portfolio security and brokerage decisions, subject to the supervision of IMI and, ultimately, the Board. Fees payable under the Subadvisory Contract accrue daily and are paid quarterly by IMI. Effective April 1, 1993, Northern Cross serves as subadviser for Ivy International Fund's portfolio pursuant to the Subadvisory Contract. As compensation for its services, Northern Cross is paid a fee by IMI at the annual rate of 0.60% of Ivy International Fund's average net assets. As compensation for advisory services rendered for the fiscal years ended
December 31, 1994, 1995 and 1996, IMI paid Northern Cross $1,330,770, $2,369,074 and $5,494,715, respectively. Northern
Cross, wholly-owned and operated by Hakan Castegren, is the successor to the investment advisory functions of Boston Overseas Investors, Inc. ("BOI"), which also was wholly-owned and operated by Hakan Castegren. Boston Investor Services, Inc., the successor to the administrative and research functions of BOI, provides administrative and research services to Northern Cross.

     Any amendment to the current Subadvisory Contract requires approval by votes of (a) a majority of the outstanding voting securities of Ivy International Fund affected thereby and (b) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract. The Subadvisory Contract terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Agreement. Also, the Subadvisory Contract may be terminated by not more than 60 days' nor less than 30 days' written notice by either the Trust or IMI or upon not less than 120 days' notice by the Subadviser. The Subadvisory Contract provides that IMI or the Subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Subadvisory Contract will continue in effect (subject to provisions for earlier termination as described above) only if such continuance is approved at least annually (a) by a majority of the Trustees who are not interested persons of the Trust or of any other party to the Contract and (b) by either (i) a majority of all of the Trustees of the Trust or (ii) a vote of a majority of the outstanding voting securities of any Fund affected thereby. On September 17, 1994, the Board, including a majority of the Independent Trustees, last approved the continuance of the Subadvisory Contract.

DISTRIBUTION SERVICES

     IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Funds' shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on August 25, 1996. At a meeting held on February 8, 1997, the Board approved the Distribution Agreement on behalf of Ivy Pan-Europe Fund. At a meeting held on April 29, 1997, the Board approved the Distribution Agreement on behalf of Ivy International Fund II. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

     Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Funds' then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares in accordance with, and in the manner set forth in, the Prospectus.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     During the three months ended September 30, 1993, MIMI, which at that time was Ivy Canada Fund's distributor, received from sales of Class A [FN][Shares of Ivy Canada Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund.] shares of Ivy Canada Fund $332,241, in sales commissions, of which $52,414 was retained after dealers' reallowances. During the nine months ended June 30, 1994, the six-month period ended December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, IMDI received from sales of Class A shares of Ivy Canada Fund $386,239, $44,748,$45,959 and $85,131, respectively, in sales commissions, of which $62,036, $7,074, $7,824 and $12,272, respectively, was retained after dealers' reallowances. During the period April 1, 1994 (commencement of sales of Class B shares) to June 30, 1994, the six-month period ended December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, IMDI received $0, $574, $2,387 and $6,288, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996, IMDI received $295 in CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1994, 1995 and 1996, IMDI received from sales of Class A shares of Ivy China Region Fund $328,530, $132,337 and $82,202, respectively, in sales commissions, of which $52,347, $9,919 and $11,936, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1994, 1995 and 1996, IMDI received $17,290, $48,686 and $46,514, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996, IMDI received $46 in CDSCs on redemptions of Class C shares of the Fund.

     During the three month period ended September 30, 1993, MIMI, which at that time was Ivy Global Fund's distributor, received from sales of Class A [FN][Shares of Ivy Global Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund.] shares of Ivy Global Fund $57,279 in sales commissions, of which $8,869 was retained after dealers' reallowances. During the nine months ended June 30, 1994, the six-month period ended December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, IMDI received from sales of Class A shares of Ivy Global Fund $166,539, $96,349, $150,828 and $130,266, respectively, in sales commissions, of which $25,240, $16,508, $23,153 and $23,164 respectively, was retained after dealers' reallowances. During the period April 1, 1994 (commencement of sales of Class B shares) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, IMDI received $0, $2,833 and $9,991, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996, IMDI received no CDSCs on redemptions of Class C shares of the Fund.

     During the period July 22, 1996 (commencement of operations) to December 31, 1996, IMDI received from sales of Class A shares of Ivy Global Science & Technology Fund $122,226 in sales commissions, of which $16,160, was retained after dealers' reallowances. During the period July 22, 1996 (commencement of operations) to December 31, 1996, IMDI received $338 in CDSCs on redemptions of Class B shares of the Fund. During the period July 22, 1996 (commencement of operations) to December 31, 1996, IMDI received no CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1994, 1995 and 1996, IMDI received from sales of Class A shares of Ivy International Fund $788,610,,$931,967 and $2,940,701,
respectively, in sales commissions, of which $124,786, $144,220 and $394,697, respectively, was retained after dealers' re-allowances. During the fiscal years ended December 31, 1994, 1995 and 1996, IMDI received $23,381, $102,532 and $192,262 respectively, in CDSCs paid upon certain redemptions of Class B shares of Ivy International Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996, IMDI received $943 in CDSCs on redemptions of Class C shares of the Fund.

     During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, IMDI received from sales of Class A shares of Ivy Latin America Strategy Fund $7,492, $65,204 and $60,552, respectively, in sales commissions, of which $1,071, $8,435 and $10,392, respectively, was retained after dealers re-allowances. During the period from November 1, 1994 (commencement of operations) to December 31, 1994, IMDI received no CDSCs on redemptions of Class B shares of Ivy Latin America Strategy Fund. During the fiscal years ended December 31, 1995 and 1996, IMDI received $447 and $1,116, respectively in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996, IMDI received no CDSCs on redemptions of Class C shares of the Fund.

     During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, IMDI received from sales of Class A shares of Ivy New Century Fund $5,766, $96,634 and $195,128, respectively, in sales commissions, of which $865, $14,419 and $28,765, respectively, was retained after dealer re-allowances. During the period from November 1, 1994 (commencement of operations) to December 31, 1994, IMDI received no CDSCs on redemptions of Class B Shares of Ivy New Century Fund. During the fiscal years ended December 31, 1995 and 1996, IMDI received $813 and $4,486, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996, IMDI received no CDSCs on redemptions of Class C shares of the Fund.

      As of December 31, 1996, none of Ivy Asia Pacific Fund, Ivy
Global Natural Resources Fund, Ivy International Fund II, Ivy
International Small Companies Fund or Ivy Pan-Europe Fund had commenced operations.

     Each Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. Each Distribution Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the particular Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. Each Distribution Agreement shall terminate automatically in the event of its assignment.

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. At a meeting held on December 7, 1996, the Board last approved the Rule 18f-3 plan on behalf of each Fund. At a meeting held on February 8, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy Pan-Europe Fund. At a meeting held on April 29, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy International Fund II. The key features of the Rule 18f-3 plan are as follows:

(i) shares of each class of a Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class;
(ii) subject to certain limitations described in the Prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) a Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

     RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Funds' Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of a Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

     Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan (other than the Class A Plan for Ivy Canada Fund) does not provide for the payment of interest or carrying charges as distribution expenses.

     Under the Funds' Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. Ivy Canada Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.15% of the average daily assets attributable to its Class A shares. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Funds' Class B or Class C shares (and Class A shares, in the case of Ivy Canada
Fund), including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan (and Ivy Canada Fund's Class A Plan), IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

     Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made;
(2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid (to MIMI, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) by a Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

     During the period from October 1, 1993 to June 30, 1994, during the six-month period ended December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Canada Fund paid IMDI $92,079, $61,133, $73,233 and $68,732, respectively, pursuant to its Class A plan. During the period from April 1, 1994 (the date on which Class B shares of Ivy Canada Fund were first offered to the public) to June 30, 1994, during the six-month period ended December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Canada Fund paid IMDI $312, $2,953, $8,964 and $13,674, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Canada Fund were first offered to the public) to December 31, 1996, Ivy Canada Fund paid IMDI $990 pursuant to its Class C plan.

     During the fiscal years ended December 31, 1994, 1995 and 1996, Ivy China Region Fund paid IMDI $31,640, $32,647 and $37,038, respectively, pursuant to its Class A Plan. During the fiscal years ended December 31, 1994, 1995 and 1996, Ivy China Region Fund paid IMDI $67,315, $70,020 and $84,812, respectively, pursuant to its Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy China Region Fund were first offered to the public) to December 31, 1996, Ivy China Region Fund paid IMDI $781 pursuant to its Class C plan.

     During the period from October 1, 1993 to June 30, 1994, during the six-month period ended December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Global Fund paid IMDI $30,665, $24,936, $50,833 and $59,251, respectively, pursuant to its Class A plan. During the period from April 1, 1994 (the date on which Class B shares of Ivy Global Fund were first offered to the public) to June 30, 1994, during the six-month period ended December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, the Fund paid IMDI $434, $8,224, $36,632 and $64,463, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Global Fund were first offered to the public) to December 31, 1996, Ivy Global Fund paid IMDI $37 pursuant to its Class C plan.

     During the period July 22, 1996 (commencement of operations) to December 31, 1996, Ivy Global Science & Technology Fund paid
IMDI $3,592 pursuant to its Class A Plan, $4,377 pursuant to its Class B plan, and $2,217 pursuant to its Class C plan.

     For the fiscal years ended December 31, 1994, 1995 and 1996, Ivy International Fund paid IMDI $168,356, $281,215 and $1,671,153, respectively, pursuant to its Class A Plan. For the fiscal years ended December 31, 1994, 1995 and 1996, Ivy International Fund paid IMDI $175,505, $474,670 and $1,724,796, respectively, pursuant to its Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy International Fund were first offered to the public) to December 31, 1996, Ivy International Fund paid IMDI $100,898 pursuant to its Class C plan.

     During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Latin America Strategy Fund paid IMDI $208, $2,637 and $7,251 ,respectively, pursuant to its Class A plan. During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Latin America Strategy Fund paid IMDI $157 and $3,855, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Latin America Strategy Fund were first offered to the public) to December 31, 1996, Ivy Latin America Strategy Fund paid IMDI $317 pursuant to its Class C plan.

     During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995, Ivy New Century Fund paid IMDI $196, $3,888 and 17,525, respectively, pursuant to its Class A plan. During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, the Fund paid IMDI $124, $4,160, $35,654, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy New Century Fund were first offered to the public) to December 31, 1996, Ivy New Century Fund paid IMDI $3,360 pursuant to its Class C plan.

      No payments were made with respect to Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, or Ivy International Small Companies Fund, which commenced operations on January 1, 1997, or Ivy International Fund II or Ivy Pan-Europe Fund, which commenced operations on May 13, 1997.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class A shares of Ivy Canada Fund: advertising, $3,002; printing and mailing of prospectuses to persons other than current shareholders, $12,796; compensation to dealers, $11,279; compensation to sales personnel,$25,922; seminars and meetings, $2,820; travel and entertainment, $4,435; general and administrative, $16,899; telephone, $710; and occupancy and equipment rental, $1,528.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class B shares of Ivy
Canada Fund: advertising, $239; printing and mailing of prospectuses to persons other than current shareholders, $1,018;
compensation to dealers, $898; compensation to sales personnel,$2,063; seminars and meetings, $224; travel and entertainment, $353; general and administrative, $1,345;
telephone, $57; and occupancy and equipment rental, $122.

     During the period April 30, 1996 (the date on which Class C shares of were first offered to the public) to December 31, 1996, IMDI expended the following amounts in marketing Class C shares of Ivy Canada Fund: advertising, $17; printing and mailing of prospectuses to persons other than current shareholders, $74; compensation to dealers, $65; compensation to sales personnel,$149; seminars and meetings, $16; travel and entertainment, $26; general and administrative, $97; telephone, $4; and occupancy and equipment rental, $9.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class A shares of Ivy China Region Fund: advertising, $2,653; printing and mailing of prospectuses to persons other than current shareholders, $11,969; compensation to dealers, $26,581; compensation to sales personnel,$22,741; seminars and meetings, $6,646; travel and entertainment, $3,914; general and administrative, $14,244; telephone, $627; and occupancy and equipment rental, $1,356.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class B shares of Ivy China Region Fund: advertising, $1,519; printing and mailing of prospectuses to persons other than current shareholders, $6,852; compensation to dealers, $15,217; compensation to sales personnel,$13,019; seminars and meetings, $3,804; travel and entertainment, $2,241; general and administrative, $8,154; telephone, $359; and occupancy and equipment rental, $776.

     During the period April 30, 1996 (the date on which Class C shares of were first offered to the public) to December 31, 1996, IMDI expended the following amounts in marketing Class C shares of Ivy China Region Fund: advertising, $14; printing and mailing of prospectuses to persons other than current shareholders, $63; compensation to dealers, $140; compensation to sales personnel,$120; seminars and meetings, $35; travel and entertainment, $21; general and administrative, $75; telephone, $3; and occupancy and equipment rental, $7.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class A shares of Ivy Global Fund: advertising, $4,231; printing and mailing of prospectuses to persons other than current shareholders, $10,745; compensation to dealers, $30,549; compensation to sales personnel,$36,279; seminars and meetings, $7,638; travel and entertainment, $6,239; general and administrative, $22,386; telephone, $1,001; and occupancy and equipment rental, $2,170.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class B shares of Ivy
Global Fund: advertising, $1,149; printing and mailing of prospectuses to persons other than current shareholders, $2,918;
compensation to dealers, $8,297; compensation to sales personnel,$9,853; seminars and meetings, $2,074; travel and entertainment, $1,694; general and administrative, $6,080;
telephone, $272; and occupancy and equipment rental, $589.

     During the period April 30, 1996 (the date on which Class C shares of were first offered to the public) to December 31, 1996, IMDI expended the following amounts in marketing Class C shares of Ivy Global Fund: advertising, $1; printing and mailing of prospectuses to persons other than current shareholders, $2; compensation to dealers, $5; compensation to sales personnel, $6; seminars and meetings, $1; travel and entertainment, $1; general and administrative, $3; telephone, $0; and occupancy and equipment rental, $0.

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996, IMDI expended the following amounts in marketing Class A shares of Ivy Global Science & Technology Fund: advertising, $481; printing and mailing of prospectuses to persons other than current shareholders, $12,700; compensation to dealers, $11,029; compensation to sales personnel,$4,107; seminars and meetings, $2,757; travel and entertainment, $703; general and administrative, $1,881; telephone, $116; and occupancy and equipment rental, $256.

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996, IMDI expended the following amounts in marketing Class B shares of Ivy Global Science & Technology Fund: advertising, $146; printing and mailing of prospectuses to persons other than current shareholders, $3,868; compensation to dealers, $3,359; compensation to sales personnel,$1,251; seminars and meetings, $840; travel and entertainment, $214; general and administrative, $573; telephone, $35; and occupancy and equipment rental, $78.

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996, IMDI expended the following amounts in marketing Class C shares of Ivy Global Science & Technology Fund: advertising, $74; printing and mailing of prospectuses to persons other than current shareholders, $1,959; compensation to dealers, $1,701; compensation to sales personnel, $634; seminars and meetings, $425; travel and entertainment, $108; general and administrative, $290; telephone, $18; and occupancy and equipment rental, $40.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class A shares of Ivy International Fund: advertising, $132,425; printing and mailing of prospectuses to persons other than current shareholders, $230,570; compensation to dealers, $1,161,172; compensation to sales personnel,$1,119,795; seminars and meetings, $290,293; travel and entertainment, $194,635; general and administrative, $631,201; telephone, $31,343; and occupancy and equipment rental, $68,648.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class B shares of Ivy International Fund: advertising, $34,146; printing and mailing of prospectuses to persons other than current shareholders, $59,452; compensation to dealers, $299,405; compensation to sales personnel, $288,736; seminars and meetings, $74,851; travel and entertainment, $50,186; general and administrative, $162,754; telephone, $8,082; and occupancy and equipment rental, $17,701.

     During the period April 30, 1996 (the date on which Class C shares of were first offered to the public) to December 31, 1996, IMDI expended the following amounts in marketing Class C shares of Ivy International Fund: advertising, $1,197; printing and mailing of prospectuses to persons other than current shareholders, $3,477; compensation to dealers, $17,513; compensation to sales personnel,$16,889; seminars and meetings, $4,378; travel and entertainment, $2,936; general and administrative, $9,520; telephone, $473; and occupancy and equipment rental, $1,035.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class A shares of Ivy
Latin America Strategy Fund: advertising, $528; printing and mailing of prospectuses to persons other than current shareholders, $10,104; compensation to dealers, $5,681;
compensation to sales personnel,$4,461; seminars and meetings, $1,420; travel and entertainment, $776; general and administrative, $2,475; telephone, $125; and occupancy and equipment rental, $275.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class B shares of Ivy Latin America Strategy Fund: advertising, $241; printing and mailing of prospectuses to persons other than current shareholders, $4,609; compensation to dealers, $2,592; compensation to sales personnel,$2,035; seminars and meetings, $648; travel and entertainment, $354; general and administrative, $1,129; telephone, $57; and occupancy and equipment rental, $125.

     During the period April 30, 1996 (the date on which Class C shares of were first offered to the public) to December 31, 1996, IMDI expended the following amounts in marketing Class C shares of Ivy Latin America Strategy Fund: advertising, $6; printing and mailing of prospectuses to persons other than current shareholders, $110; compensation to dealers, $62; compensation to sales personnel,$49; seminars and meetings, $16; travel and entertainment, $8; general and administrative, $27; telephone, $1 and occupancy and equipment rental, $3.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class A shares of Ivy New Century Fund: advertising, $1,327; printing and mailing of prospectuses to persons other than current shareholders, $11,049; compensation to dealers, $20,447; compensation to sales personnel,$11,040; seminars and meetings, $5,111; travel and entertainment, $1,946; general and administrative, $5,839; telephone, $312; and occupancy and equipment rental, $691.

     During the fiscal year ended December 31, 1996, IMDI expended the following amounts in marketing Class B shares of Ivy New Century Fund: advertising, $675; printing and mailing of prospectuses to persons other than current shareholders, $5,620; compensation to dealers, $10,400; compensation to sales personnel, $5,615; seminars and meetings, $2,600; travel and entertainment, $990; general and administrative, $2,970; telephone, $159; and occupancy and equipment rental, $352.

     During the period April 30, 1996 (the date on which Class C shares of were first offered to the public) to December 31, 1996, IMDI expended the following amounts in marketing Class C shares of Ivy New Century Fund: advertising, $64; printing and mailing of prospectuses to persons other than current shareholders, $530; compensation to dealers, $980; compensation to sales personnel,$529; seminars and meetings, $245; travel and entertainment, $93; general and administrative, $280; telephone, $15; and occupancy and equipment rental, $33.

      No payments were made with respect to Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced operations on January 1, 1997, or with respect to Ivy International Fund II or Ivy Pan-Europe Fund, which commenced operations on May 13, 1997.

     Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the particular Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

     If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).


CUSTODIAN

     Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Under the Custodian Agreement, Brown Brothers also provides certain financial services for Ivy International Fund, including bookkeeping, computation of daily net asset value, maintenance of income, expense and brokerage records, and provision of all information required by the Trust in order to satisfy its reporting and filing requirements. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities (Canadian securities, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) and cash in the custody of certain eligible foreign banks and securities depositories (and certain eligible Canadian banks and securities depositories, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund). Pursuant to those rules, Brown Brothers has entered into subcustodial agreements for the holding of each Fund's foreign securities (and for the holding of Ivy Canada Fund's and Ivy Global Natural Resources Fund's non-Canadian foreign securities).

Similarly, pursuant to those rules, Ivy Canada Fund's and Ivy Global Natural Resources Fund's portfolio securities and cash, when invested in Canadian securities, will be held by its Sub-custodian, The Bank of Nova Scotia. With respect to each Fund, except for Ivy Canada Fund and Ivy Global Natural Resources Fund, Brown Brothers may receive, as partial payment for its services, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Funds. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of a Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

     For the fiscal year ended June 30, 1994, for the six-month period ended December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, Ivy Canada Fund paid MIMI $32,492, $16,442, $32,399 and 33,091, respectively, under the agreement. During the fiscal years ended December 31, 1994, 1995 and 1996, Ivy China Region Fund paid MIMI $32,137, $32,653 and $35,038, respectively, under the agreement. For the fiscal year ended June 30, 1994, for the six-month period ended December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, Ivy Global Fund paid MIMI $31,448, $15,957, $32,982 and 34,802, respectively, under the agreement. During the period from July 22, 1996 (commencement of operations) to December 31, 1996, Ivy Global Science & Technology Fund paid MIMI $9,171 under the agreement. The payments to MIMI from Ivy International Fund amounted to $48,788 for the nine months ended December 31, 1994. Prior to April 1, 1994, the Fund utilized an unrelated entity for fund accounting and pricing services. Such fees and expenses for the fiscal year ended December 31, 1994 totalled $88,790. For the fiscal years ended December 31, 1995 and 1996, Ivy International Fund paid MIMI $91,612 and $173,986, respectively, under the agreement. During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy Latin America Strategy Fund paid MIMI $2,505, $15,094 and $16,731, respectively, under the agreement. During the period from November 1, 1994 (commencement of operations) to December 31, 1994 and during the fiscal years ended December 31, 1995 and 1996, Ivy New Century Fund paid MIMI $2,505, $15,112 and $25,951, respectively, under the agreement.

      No payments were made by Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced operations on January 1, 1997, or Ivy International Fund II and Ivy Pan-Europe Fund, which commenced operations on May 13, 1997.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Each Fund (except for the Class I Funds with respect to their Class I shares) pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B and Class C account. The Class I Funds pay $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.48 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1996 for Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund totalled $100,986, $105,576, $68,182, $1,264,586, $14,143 and $25,994, respectively.

Such fees and expenses for the period from July 22, 1996 (commencement of operations) to December 31, 1996 for Ivy Global Science & Technology Fund totalled $2,446. No payments were made by Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced operations on January 1, 1997, or Ivy International Fund II or Ivy Pan-Europe Fund, which commenced operations on May 13, 1997. Certain broker-dealers that maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund (except for the Class I Funds with respect to their Class I shares) pays MIMI a monthly fee at the annual rate of .10% of that Fund's average daily net assets. The Class I Funds pay MIMI a monthly fee at the annual rate of .01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1996 for Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund totalled $18,654, $23,381, $30,143, $885,033, $4,255 and $10,912,
respectively. Such fees for the period from July 22, 1996 (commencement of operations) to December 31, 1996 for Ivy Global Science & Technology Fund totalled $2,096. As of December 31, 1996, none of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund had commenced operations.

     Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

AUDITORS

     Coopers & Lybrand L.L.P., independent certified public accountants, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Florida 33301, has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P., include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Funds' tax returns.

                CAPITALIZATION AND VOTING RIGHTS

     Ivy Canada Fund results from a reorganization of Mackenzie Canada Fund, a series of the Company, which reorganization was approved by shareholders on January 27, 1995. Ivy Global Fund results from a reorganization of Mackenzie Global Fund, which reorganization was approved by shareholders on January 27, 1995. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

      The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Classes A, B and C for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Bond Fund, Ivy Latin America Strategy Fund, Ivy Money Market Fund, Ivy New Century Fund and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund, and Class D for Ivy Growth with Income Fund. [FN][The Class D shares of Ivy Growth with Income Fund were initially issued as "Ivy Growth with Income Fund -- Class C" to shareholders of Mackenzie Growth & Income Fund, a former series of the Company, in connection with the reorganization between that fund and Ivy Growth with Income Fund and not offered for sale to the public. On February 29, 1996, the Trustees of the Trust resolved by written consent to establish a new class of shares designated as "Class C" for all Ivy Fund portfolios and to redesignate the shares of beneficial interest of "Ivy Growth with Income Fund--Class C" as shares of beneficial interest of "Ivy Growth with Income Fund--Class D," which establishment and redesignation, respectively, became effective on April 30, 1996. The voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions of the Class D shares of Ivy Growth with Income Fund, as set forth in Ivy Fund's Declaration of Trust, as amended from time to time, will not be changed by this redesignation.]

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of a Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of a Fund will vote together, except with respect to the distribution plan applicable to that Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

     To the knowledge of the Trust, as of September 30, 1997, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class A shares, except that of the outstanding Class A shares of Ivy Asia Pacific Fund, Mackenzie Investment Management Inc., 700 S. Federal Hwy., Suite 300, Boca Raton, FL 33432, owned of record 12,933.551 shares (28.28%), Merill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 3,172.000 shares (6.93%), and Wedbush Morgan Securities, 1000 Wilshire Blvd., Los Angeles, CA 91208, owned of record 2,673.000 shares (5.84%); and except that of the outstanding Class A shares of Ivy China Region Fund, Resources Trust Company, P.O. Box 3865, Englewood, CO 80155-3865, owned of record 231,878.862 shares (12.98%); and except that of the outstanding Class A shares of Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 148,724.187 shares (20.74%); and except that at the outstanding Class A shares of Ivy International Fund, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 15,854,513.288 shares (37.05%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 2,152,658.000 shares (5.03%);and except that of the outstanding Class A shares of Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 386,950.000 shares (27.84%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 177,531.815 shares (12.77%); and except that of the outstanding Class A shares of Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 26,599.450 shares (22.27%), Mackenzie Investment Management Inc., 700 S. Federal Hwy., Suite 300, Boca Raton, FL,33432,owned of record 10,001.000 shares (8.37%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 6,484.000 shares (5.43%); and except that of the outstanding Class A shares of Ivy Latin America Strategy Fund, Donaldson Lufkin Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 87,948.203 shares (15.25%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 58,401.000 shares (10.13%); and except that of the outstanding Class A shares of Ivy New Century Fund, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 94,236.910 shares (6.28%); and except that of the outstanding Class A shares of Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., 700 S. Federal Hwy. Suite 300, Boca Raton, FL 33432, owned of record 15,001.000 shares (73.47%), and Resources Trust Company, P.O. Box 5900, Denver, CO 80217, owned of record 4,428.698 shares (21.69%).

     To the knowledge of the Trust, as of September 30, 1997, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class B shares, except that of the outstanding Class B shares of Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 44,345.000 shares (69.58%), and Edward M. Kern & Gayla D. Kern TTEES, 2290 Montagne Drive, Florissant, MO 63033, owned of record 3,803.298 shares (5.96%); and except that of the outstanding Class B shares of Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 179,994.520 shares (17.47%); and except that of the outstanding Class B shares of Ivy Canada Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 31,340.000 shares (14.39%), and JW Charles Clearing Corp. FBO Joseph Zerger IRA, 1550 E. Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 14,588.638 shares (6.70%); and except that of the outstanding Class B shares of Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 113,303.000 shares (11.01%); and except that of the outstanding Class B shares of Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 79,574.000 shares (8.65%); and except that of the outstanding Class B shares of Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 97,278.000 shares (38.06%); and except that of the outstanding Class B shares of Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 6,824,811.000 shares (46.42%); and except that of the outstanding Class B shares of Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 2,978,451.050 shares (65.23%); and except that of the outstanding Class B shares of Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 27,529.000 shares (28.18%), and Painewebber FBO Rockingham Newspapers, Inc., 1050 Wildcrest Drive, Houston, TX 77042, owned of record 11,451.000 shares (11.72%); and except that of the outstanding Class B shares of Ivy Latin America Strategy Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 122,615.000 shares (33.98%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303, owned of record 24,270.747 shares (6.72%); and except that of the outstanding Class B shares of Ivy New Century Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 442,486.000 shares (34.38%); and except that of the outstanding Class B shares of Ivy Pan-Europe Fund, Charles Kraft & Florence Kraft TTEES, 11605 NE 36th Court, Vancouver, WA 98686, owned of record 616.740 shares (69.78%), and Rose M. Novak & Martin T Novak, 2009 Ardin Drive, Jeffersonville, PA 19403, owned of record 267.058 shares (30.21%).

     To the knowledge of the Trust, as of September 30, 1997, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class C shares, except that of the outstanding Class C shares of Ivy Asia Pacific Fund, The Ohio Company FBO Mansbach, G., 155 East Broad Street, Columbus, KY 41105, owned of record 24,390.244 shares (80.02%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 2,479.000 shares (8.19%);

and except that of the outstanding Class C shares of Ivy Canada Fund, Francisco Rodriguez Carreras & Louis Rodriguez Aguilar, c/o Zarlene Imports, 1550 E. Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 30,731.72 shares (54.11%), Merrill
Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 12,181.000 shares (21.45%), and JW Charles Clearing Corp. FBO Giancarlo Dimizio IRA, 4900 N. Ocean Blvd, #1107, Fort Lauderdale, FL 33308, owned of record 3,737.544 shares (6.58%); and except that of the outstanding Class C shares of Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 33,344.000 shares (28.77%), and The Ohio Company FBO Gerald Mansbach, 155 E. Broad Street, Columbus, OH 43215, owned of record 26,790.606 shares (23.12%); and except that of the outstanding Class C shares of Ivy Global Fund, The Ohio Company FBO, Mansbach G, 155 E. Broad Street, Columbus, OH 43215, owned of record 19,409.938 shares (29.78%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 12,345.000 shares (18.94%), Painewebber, FBO Regina J. Nolan, 1021 St. Gregory Street, Cincinnati, OH 45202, owned of record 4,629.630 shares (7.10%), Linda Powers Kunze and Tod John Kunze, 10214 Old Orchard, Brecksville, OH 44141, owned of record 3,742.515 shares (5.74%), and Smith Barney,Inc., 388 Greenwich Street, New York, NY 10013, owned of record 3,371.185 shares (5.17%); and except that of the outstanding Class C shares of Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 4,504.000 shares (46.08%), Painewebber FBO John L. Hammons, P.O. Box 3321, Weehawken, NJ 07087-8154, owned of record 1,014.370 shares (10.37%), and Anthony L. Bassano & Marie E. Bassano, 8934 Bari Court, Port Richey, FL 34668, owned of record 922.509 shares (9.43%), and The Ohio Company, FBO H.M. Miller, 155 E. Broad Street, Columbus, OH 45429, owned of record
516.796 shares (5.28%); and except that of the outstanding Class C shares of Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 30,407.000 shares (8.45%); and except that of the outstanding Class C shares of Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 2,961,991.000 shares (65.74%); and except that of the outstanding Class C shares of Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 1,906,033.000 shares (69.71%); and except that of the outstanding Class C shares of Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 130,453.000 shares (71.53%), and The Ohio Company, FBO Gerald Mansbach, 155 E. Broad Street, Columbus, OH 43215, owned of record 24,727.992 shares (13.55%); and except that of the outstanding Class C shares of Ivy Latin America Strategy Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 35,640.000 shares (67.86%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303, owned of record 2,956.167 shares (5.62%); and except that of the outstanding Class C shares of Ivy New Century Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record 114,395.000 shares (29.95%).

     To the knowledge of the Trust, as of September 30, 1997, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class I shares, except that of the outstanding Class I shares of Ivy International Fund, The John E. Fetzer Institute, Inc., 9292 W. KL Ave, Kalamazoo, MI 49009, owned of record 446,603.062 shares (16.15%), Lynspen and Company, 420 North 20th Street, Birmingham, AL 35203, owned of record 324,765.135 shares (11.74%), State Street Bank TTEE FBO Allison Engines, 200 Newport Ave, 7th Floor, North Quincy, MA 02171, owned of record 283,870.900 shares (10.26%), Enele Co. FBO Washington State Power Co., 1211 SW 5th Avenue, Suite 1900, Portland, OR 97204, owned of record 226,137.319 shares (8.17%), Vernat Company, P.O. Box 669, Rutland, VT 05702, owned of record 223,837.824 shares (8.09%), David & Co., P.O. Box 188,
Murfreesboro, TN 37133-0188, owned of record 172,479.335 shares (6.23%), and S. Mark Taper Foundation, 12011 San Vicente Blvd., Suite 400, Los Angeles, CA 90049, owned of record 153,271.003 shares (5.54%).

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust. However, because the Prospectus pertains to more than one Fund, it is possible that one of the Funds to which the Prospectus pertains might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                         NET ASSET VALUE

     The share price, or value, for the separate Classes of shares of a Fund is called the net asset value per share. The net asset value per share of a Fund is computed by dividing the value of the assets of that Fund, less its liabilities, by the number of shares of the particular Fund outstanding. For purposes of determining the aggregate net assets of a Fund, cash and receivables will be valued at their realizable amounts. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. If no sale is reported at that time, the average between the current bid and asked price is used. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price. Interest will be recorded as accrued. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved in good faith by the Board. Money market instruments of the Fund are valued at amortized cost, which approximates money market value.

     A Fund's liabilities are allocated between its Classes. The total of such liabilities allocated to a Class plus that Class's distribution fee and any other expenses specially allocated to that Class are then deducted from the Class's proportionate interest in that Fund's assets, and the resulting amount for each Class is divided by the number of shares of that Class outstanding to produce the net asset value per share.

     Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time), every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of such day being a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     When a Fund writes an option, an amount equal to the premium received by that Fund is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability will be subsequently marked-to-market daily to reflect the current market value of the option written. The current market value of a written option is the last sale on the principal exchange on which such option is traded or, in the absence of a sale, the last offering price.

     The premium paid by a Fund for the purchase of a call or a put option will be deducted from its assets and an equal amount will be included in the asset section of that Fund's Statement of Assets and Liabilities as an investment and subsequently adjusted to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option will be the last sale price on the principal exchange on which the option is traded or, in the absence of a sale, the last bid price. If a Fund exercises a call option which it has purchased, the cost of the security which that Fund purchased upon exercise will be increased by the premium originally paid.

     The sale of shares of a Fund will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the best interest of the particular Fund to do so.

                       PORTFOLIO TURNOVER

     Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, a Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by that Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus under "The Funds' Financial Highlights."

                           REDEMPTIONS

     Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

     Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                  CONVERSION OF CLASS B SHARES

     As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the respective Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the particular Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                            TAXATION

     The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in the Funds.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) for taxable years beginning before 1998, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely: (i) stock or securities; (ii) options, futures, or forward contracts (other than those on foreign currencies); or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the particular Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the particular Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the particular Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the particular Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

     The 30% Limitation and the diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to that Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares of the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the particular Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the particular Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.
This discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     PERFORMANCE INFORMATION

     Comparisons of a Fund's performance may be made with respect to various unmanaged indices (including the TSE 300, S&P 100, S&P 500, Dow Jones Industrial Average and Major Market Index) which assume reinvestment of dividends, but do not reflect deductions for administrative and management costs. A Fund also may be compared to Lipper's Analytical Reports, reports produced by a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or to Wiesenberger Reports. Lipper Analytical Services does not include sales charges in computing performance. Further information on comparisons is contained in the Prospectus. Performance rankings will be based on historical information and are not intended to indicate future performance.

     In addition, the Trust may, from time to time, include the average annual total return and the cumulative total return of shares of a Fund in advertisements, promotional literature or reports to shareholders or prospective investors.

     AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific Class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that Class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

          P(1 + T){superscript n} = ERV

Where:    P    =    a hypothetical initial payment of $1,000 to
                    purchase shares of a specific Class

          T    =    the average annual total return of shares of
                    that Class

          n    =    the number of years

          ERV  =    the ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional shares of the same Class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period is deducted. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes.
Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

     The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Class I (for Ivy International Fund and Ivy Global Science & Technology Fund) shares of the Funds for the periods indicated. In determining the average annual total return for a specific Class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of a Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the particular Fund. Shares of each of Ivy Canada Fund and Ivy Global Fund outstanding as of March 31, 1994 were designated Class A shares of each respective Fund. Shares of Ivy International Fund outstanding as of
October 22, 1993 have been redesignated as "Class A" shares of the Fund. Information such as that provided below is not yet available for Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced operations on January 1, 1997, or for Ivy International Fund II and Ivy Pan-Europe Fund, which commenced operations on May 13, 1997.

   IVY CANADA FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1996:            16.73%        18.26%      N/A

Five years ended
  December 31,
  1996:            9.62%         N/A          N/A

Inception[#] to
  December 31,
  1996:[7]         3.43%         3.93%        5.51%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
  1996:            23.86%        23.26%      N/A

Five years ended
  December 31,
  1996:            10.93%        N/A         N/A

Inception[#] to
  December 31,
  1996:[7]         4.10%         4.93%       6.51%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Canada Fund (and the Class A shares of the Fund) was November 17, 1987; the inception date for Class B shares of the Fund was April 1, 1994. The inception date for Class C shares of the Fund is April 30, 1996. Until December 31, 1994, Mackenzie Investment Management, Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31, 1996 and the period from inception through December 31, 1996 would have been 16.73%, 9.55% and 3.00%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 18.26% and 3.80%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1996.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for period from inception through December 31, 1996 would have been 5.51%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year or five year periods ending December 31, 1996.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31, 1996 and the period from inception through December 31, 1996 would have been 23.86%, 10.86% and 3.67%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 23.26% and 4.81%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1996.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for period from inception through December 31, 1996 would have been 6.51%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year or five year periods ending December 31, 1996.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY CHINA REGION FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1996:          13.57%        14.67%        N/A

Inception[#] to
  December 31,
  1996:[7]        0.07%         0.28%        8.39%



                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
  1996:           20.50%        19.67%       N/A

Inception[#] to
  December 31,
  1996:[7]         1.95%         1.21%       9.39%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy China Region Fund (Class A and
     Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund is April 30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 13.22% and (0.38%), respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 14.32% and (0.15%), respectively.

[3] The Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 8.39%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year period ending December 31, 1996.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 20.13% and 1.49%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 19.30% and 0.78%, respectively.

[6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 9.39%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year period ending December 31, 1996.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY GLOBAL FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1996:           9.53%         10.30%       N/A

Five years ended
  December 31,
  1996:           9.30%          N/A         N/A

Inception[#] to
  December 31,
  1996:[7]        9.44%         7.83%         2.07%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
  1996:           16.21%       15.30%        N/A

Five years ended
  December 31,
  1996:           10.60%       N/A           N/A

Inception[#] to
  December 31,
  1996:[7]        10.58%       8.78%         3.07%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Global Fund (and Class A shares of the Fund) was April 18, 1991; the inception date for Class B shares of the Fund was April 1, 1994; and the inception date for the Class C shares of the Fund is April 30, 1996. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31, 1996 and the period from inception through December 31, 1996 would have been 9.53%, 8.97% and 8.57, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 10.30% and 7.72%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1996.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 2.07%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year period ending December 31, 1996.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31, 1996 and the period from inception through December 31, 1996 would have been 16.21%, 10.27% and 9.71%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 15.30% and 8.67%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1996.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 3.07%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year period ending December 31, 1996.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY GLOBAL SCIENCE & TECHNOLOGY FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

Inception[#] to
  December 31,
  1996:[7]        54.89%        59.59%        63.84%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

Inception[#] to
  December 31,
  1996:[7]         64.34%      64.59%        64.84%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Global Science & Technology Fund
     (and Class A, Class B and Class C shares of the Fund) was
     July 22, 1996.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1996 would have been 54.63%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1996 would have been 59.46%.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 63.71%.

[4] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1996 would have been 64.07%.

[5] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1996 would have been 64.46%.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 64.71%.

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY INTERNATIONAL FUND

                                  STANDARDIZED RETURN[*]
                 CLASS A[1] CLASS B[2] CLASS C[3]  CLASS I[4]

One year ended
  December 31,
  1996:           12.84%      13.76%      N/A      20.06%

Five years ended
  December 31,
  1996:           14.42%       N/A        N/A        N/A

Ten years ended
  December 31,
  1996:           14.77%       N/A        N/A        N/A

Inception[#] to
  December 31,
  1996:[8]        14.90%      12.09%      10.45%    13.34%


                            NON-STANDARDIZED RETURN[**]
                 CLASS A[5] CLASS B[6] CLASS C[7]  CLASS I[5]

One year ended
  December 31,
  1996:           19.72%      18.76%      N/A      20.06%

Five years ended
  December 31,
  1996:           15.78%       N/A        N/A        N/A

Ten years ended
  December 31,
  1996:           15.45%       N/A        N/A        N/A

Inception[#] to
  December 31,
  1996:[8]        15.54%      12.82%      11.45%    13.34%

_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy International Fund (and the Class
     A shares of the Fund) was April 21, 1986; the inception date for the Class B and Class I shares of the Fund was October 23, 1993; and the inception date for the Class C shares of the Fund is April 30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31, the ten years ended December 31, 1996 and the period from inception through December 31, 1996 would have been 12.84%, 14.40%, 14.76% and 14.89%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 13.76% and 12.09%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

[3] The Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 10.45%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized Return figures are identical. (Since the inception date for Class I shares of the Fund was October 23, 1993, there were no Class I shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

[5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31, the ten years ended December 31, 1996 and the period from inception through December 31, 1996 would have been 19.72%, 15.76%, 15.44% and 15.53%, respectively.

[6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 18.76% and 12.82%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1996.)

[7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1996 would have been 11.45%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY LATIN AMERICA STRATEGY FUND

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1996:           17.07%       18.26%        N/A

Inception[#] to
  December 31,
  1996:[7]        (9.13%)      (8.84%)       5.66%



                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
  1996:           24.22%       23.26%        N/A

Inception[#] to
  December 31,
  1996:[7]        (6.62%)      (7.40%)       6.66%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Latin America Strategy Fund
     (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund is April 30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 14.83% and (14.38%), respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 16.04% and (13.85%), respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for period from inception through December 31, 1996 would have been 4.66%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 21.84% and (11.98%), respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 21.04% and (12.41%), respectively.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for period from inception through December 31, 1996 would have been 5.66%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY NEW CENTURY FUND

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1996:           5.40%        5.95%         N/A

Inception[#] to
  December 31,
  1996:[7]        (1.39%)      (0.81%)       0.73%



                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
  1996:          11.83%         10.95%       N/A

Inception[#] to
  December 31,
  1996:[7]       1.34%          0.57%        1.73%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy New Century Fund (Class A and
     Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund is April 30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 4.98% and (4.10%), respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 5.61% and (3.47%), respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for period from inception through December 31, 1996 would have been 0.63%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 11.41% and (1.42%), respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1996 and the period from inception through December 31, 1996 would have been 10.61% and (2.12%), respectively.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for period from inception through December 31, 1996 would have been 1.63%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the one year, five year or ten year periods ending December 31, 1996.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

Where:    C    =    cumulative total return

          P    =    a hypothetical initial investment of $1,000
                    to purchase shares of a specific Class

          ERV  =    ending redeemable value:  ERV is the value,
                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     IVY CANADA FUND.  The following table summarizes the
calculation of Cumulative Total Return for the periods indicated
through December 31, 1996, assuming the maximum 5.75% sales
charge has been assessed.
                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              16.73%    58.32%         36.28%
Class B              18.26%    N/A[**]        11.17%
Class C              N/A[**]   N/A[**]         5.51%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has not been assessed.

                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              23.86%    67.98%         44.59%
Class B              23.26%    N/A[**]        14.17%
Class C              N/A[**]   N/A[**]         6.51%

___________________________

[*] The inception date for Ivy Canada Fund (and the Class A shares of the Fund) was November 17, 1987; the inception date for the Class B shares of Ivy Canada Fund was April 1, 1994; and the inception date for Class C shares of Ivy Canada Fund was April 30, 1996. Until December 31, 1994, Mackenzie Investment Management, Inc. served as investment adviser to Ivy Canada Fund, which until that date was a series of the Company.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY CHINA REGION FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has been assessed.
                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             13.57%     0.23%
Class B             14.67%     0.89%
Class C             N/A[**]    8.39%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has not been assessed.

                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             20.50%     6.34%
Class B             19.67%     3.89%
Class C             N/A[**]    9.39%

___________________________

[*]  The inception date for Ivy China Region Fund (Class A and
     Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund is April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY GLOBAL FUND.  The following table summarizes the
calculation of Cumulative Total Return for the periods indicated
through December 31, 1996, assuming the maximum 5.75% sales
charge has been assessed.
                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A               9.53%    55.96%         67.34%
Class B              10.30%    N/A[**]        23.03%
Class C              N/A[**]   N/A[**]         2.07%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has not been assessed.

                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              16.21%    65.48%         77.55%
Class B              15.30%    N/A[**]        26.03%
Class C              N/A[**]   N/A[**]         3.07%

___________________________

[*] The inception date for the Fund (and Class A shares of the Fund) was April 18, 1991; the inception date for Class B shares of the Fund was April 1, 1994; and the inception date for Class C shares of the Fund was April 30, 1996. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum
5.75% sales charge has been assessed.

                    SINCE
                    INCEPTION[*]

Class A             54.89%
Class B             59.59%
Class C             63.84%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has not been assessed.

                    SINCE
                    INCEPTION[*]

Class A             64.34%
Class B             64.59%
Class C             64.84%

___________________________

[*]  The inception date for Ivy Global Science & Technology Fund
     (Class A, Class B and Class C shares) was July 22, 1996.

     IVY INTERNATIONAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A      12.84%     96.10%       296.50%      340.95%
Class B      13.76%     N/A[**]      N/A[**]       43.93%
Class C      N/A[**]    N/A[**]      N/A[**]       10.45%
Class I      20.06      N/A[**]      N/A[**]       49.18%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has not been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A      19.72%     108.07%      320.69%      367.85%
Class B      18.76%     N/A[**]      N/A[**]       46.93%
Class C      N/A[**]    N/A[**]      N/A[**]       11.45%
Class I      20.06%     N/A[**]      N/A[**]       49.18%
___________________________

[*] The inception date for Ivy International Fund (and the Class A shares of the Fund) was April 21, 1986; the inception date for the Class B and Class I shares of Ivy International Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

            IVY LATIN AMERICA STRATEGY FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has been assessed.

                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                16.07%         (18.75%)
Class B                18.26%         (17.74%)
Class C                N/A[**]          5.66%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has not been assessed.

                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                24.22%        (13.79%)
Class B                23.26%        (15.20%)
Class C                N/A[**]         6.66%


___________________________

[*]         The inception date for Ivy Latin America Strategy
            Fund (Class A and Class B shares) was November 1,
            1994. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

            IVY NEW CENTURY FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum
5.75% sales charge has been assessed.

                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                5.40%          (2.99%)
Class B                5.95%          (1.75%)
Class C                N/A[**]         0.73%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1996, assuming the maximum 5.75% sales charge has not been assessed.


                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                11.83%         2.93%
Class B                10.95%         1.25%
Class C                N/A[**]        1.73%


___________________________

[*] The inception date for Ivy New Century Fund (Class A and B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others:

AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                      FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1996, Statement of Assets and Liabilities as of December 31, 1996, Statement of Operations for the fiscal year ended December 31, 1996 (for the period from July 22, 1996 (commencement of operations) to December 31, 1996 for Ivy Global Science & Technology Fund), Statement of Changes in Net Assets for the fiscal years ended December 31, 1996 and December 31, 1995 (for the period from July 22, 1996 (commencement of operations) to December 31, 1996 for Ivy Global Science & Technology Fund), Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in the Fund's December 31, 1996 Annual Report to shareholders, are incorporated by reference into this SAI. See the Prospectus for the interim unaudited financial information for each of Ivy International Fund II and Ivy Pan-Europe Fund. The Statement of Assets and Liabilities for each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund as of December 10, 1996 and the Notes thereto are incorporated by reference into this SAI. The Statement of Assets and Liabilities for each of Ivy International Fund II and Ivy Pan-Europe Fund as of April 28, 1997 and the Notes thereto are attached hereto as Appendix B. Also included in Appendix B are the Statements of Assets and Liabilities as of September 30, 1997, the Statements of Operations for the Period from May 13, 1997 (commencement of operations) to September 30, 1997, the Statements of Changes in Net Assets for the Period from May 13, 1997 (commencement of operations) to September 30, 1997 for each of Ivy International Fund II and Ivy Pan-Europe Fund and the Notes thereto.

     In addition, each Fund's Portfolio of Investments as of June 30, 1997, Statement of Assets and Liabilities as of June 30, 1997, Statement of Operations for the six months ended June 30, 1997 (for the period from May 13, 1997 (commencement of operations) through June 30, 1997 for both Ivy International Fund II and Ivy Pan-Europe Fund), Financial Highlights and Notes to Financial Statements, which are included in the Fund's June 30, 1997 Semi-Annual Reports to shareholders, are incorporated by reference into this SAI.



                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
 MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
                    COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1994 Issue (McGraw Hill, New
York, 1994).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing.   Such
issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA by S&P is considered by S&P to be the highest grade obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least one additional channel of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issues rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment.


                           APPENDIX B

                    IVY INTERNATIONAL FUND II
               STATEMENT OF ASSETS AND LIABILITIES
                 SEPTEMBER 30, 1997 (UNAUDITED)

ASSETS
Investments, at value (identified cost -
  $84,291,471)                                        $84,638,131
Cash                                                    4,599,599
Receivables
  Fund shares sold                                      1,517,196
  Dividends and interest                                  132,410
  Manager for expense reimbursement                        19,029
Deferred organization expense                              59,987
Other assets                                                2,553
                                                      -----------

Total assets                                           90,968,905
                                                      ===========

LIABILITIES
Payables
  Open forward foreign currency contracts                 163,281
  Investments purchased                                 1,418,015
  Fund shares repurchased                                  14,740
  Management fee                                           64,879
  12b-1 service and distribution fees                      60,290
  Other payables to related parties                        23,228
Accrued expenses                                         (10,950)
                                                      -----------

Total liabilities                                       1,733,483
                                                      -----------

NET ASSETS                                            $89,235,422
                                                     ============

CLASS A
Net asset value and redemption price per share
  $14,275,063/1,398,879 shares outstanding)                $10.20
                                                     ============

Maximum offering price per share
  ($10.20 x 100/94.25)*                                    $10.82
                                                     ============

CLASS B
Net asset value, offering price, and redemption price**
  per share ($46,927,031/4,611,758 shares outstanding)     $10.18
                                                     ============

CLASS C
Net asset value, offering price, and redemption price***
  per share ($28,033,328/2,755,249 shares outstanding)     $10.17
                                                     ============


CLASS I
Net asset value, offering price, and redemption price
  per share ($0/0 shares outstanding)                    $  - - -
                                                      ===========

NET ASSETS CONSIST OF
  Capital paid-in                                     $88,915,563
  Undistributed net realized gain on investments and
     foreign currency transactions                        188,666
  Undistributed net investment income                    (52,299)
  Net unrealized appreciation (depreciation) on
     Investments and foreign currency transactions        346,773
     Forward foreign currency contracts                 (163,281)
                                                      -----------

NET ASSETS                                            $89,235,422
                                                      ===========


   *On sales of more than $50,000 the offering price is reduced.
   **Subject to a maximum contingent deferred sales charge of 5%.
   ***Subject to a maximum contingent deferred sales charge of 1%.

    (See Notes to Financial Statements)


                    IVY INTERNATIONAL FUND II
            Notes to Financial Statements (Unaudited)

     Ivy International Fund II (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of September 30, 1997, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.
     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     FORWARD FOREIGN CURRENCY CONTRACTS - Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     DEFERRED ORGANIZATION EXPENSES - Expenses incurred by the
Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS - The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2.  RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment
Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses). The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. From May 13, 1997 (commencement) to September 30, 1997, the net amount of underwriting discount retained by IMDI was $48709.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $7,483, $19,253 and $52,239, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,196, $18,085, $9,938 and $0, for Class A, Class B, Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3.  BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4.  FUND SHARE TRANSACTIONS

     Fund share transactions from May 13, 1997 (commencement) to
September 30, 1997, for Class A, Class B, Class C and Class I were as follows:


CLASS A                             SHARES          AMOUNT
Sold . . . . . . . . . . . . . . . 1,508,488    $15,273,082
Repurchased. . . . . . . . . . . . (109,609)    (1,103,929)
                                   ---------    -----------
Net increase . . . . . . . . . . . 1,398,879     14,169,153
                                   =========    ===========


CLASS B                             SHARES          AMOUNT
Sold . . . . . . . . . . . . . . . 4,703,765    $47,738,699
Repurchased. . . . . . . . . . . .  (92,007)      (920,638)
                                   ---------   ------------
Net increase . . . . . . . . . . . 4,611,758    $46,818,061
                                   =========    ===========


CLASS C                             SHARES          AMOUNT
Sold . . . . . . . . . . . . . . . 2,813,376    $28,512,230
Repurchased. . . . . . . . . . . .  (58,127)      (583,881)
                                   ---------    -----------
Net increase . . . . . . . . . . . 2,755,249    $27,928,349
                                   =========    ===========


CLASS I                             SHARES          AMOUNT
Sold . . . . . . . . . . . . . . .     1                $10
Repurchased. . . . . . . . . . . .    (1)              (10)
                                   ---------     ----------
Net increase . . . . . . . . . . .   - - -          $ - - -
                                  ==========     ==========


               STATEMENT OF ASSETS AND LIABILITIES
                      AS OF APRIL 28, 1997
              AND REPORT OF INDEPENDENT ACCOUNTANTS
_________________________________________________________________
IVY INTERNATIONAL FUND II
STATEMENT OF ASSETS AND LIABILITIES
APRIL 28, 1997
_________________________________________________________________


   ASSETS
  Cash . . . . . . . . . . . . . . . . .  $    40
  Deferred organization expenses . . . .   25,725
  Prepaid blue sky fees. . . . . . . . .   37,020
                                           -------
     Total Assets. . . . . . . . . . . .   62,785
                                           -------
LIABILITIES
  Due to affiliate . . . . . . . . . . .  $62,745
                                           -------

NET ASSETS . . . . . . . . . . . . . . .  $    40
                                           =======
CLASS A:
  Net asset value and
     redemption price per share
     ($10 / 1 share outstanding) . . . .  $  10.00
                                           =======
  Maximum offering price
     per share
     ($10.00 x 100 / 94.25)* . . . . . .  $  10.61
                                           =======
CLASS B:
  Net asset value and
     offering price per share
     ($10 / 1 share outstanding)** . . .  $  10.00
                                           =======
CLASS C:
  Net asset value and
     offering price per share
     ($10 / 1 share outstanding)** . . .  $  10.00
                                           =======
CLASS I:
  Net asset value and
     offering price per share
     ($10 / 1 share outstanding)** . . .  $  10.00
                                           =======

NET ASSETS CONSIST OF:
  Capital paid-in. . . . . . . . . . . .  $     40
                                           =======

 *   On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 5%.
               (See Notes to Financial Statements)


__________________________________________________
IVY INTERNATIONAL FUND II
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
April 28, 1997
_________________________________________________________________

   1. ORGANIZATION: Ivy International Fund II is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

   The Fund will commence operations on May 13, 1997. As of the date of this report, operations have been limited to organizational matters and the issuance of initial shares to Mackenzie Investment Management Inc. (MIMI).

   2. ORGANIZATION COSTS AND PREPAID BLUE SKY FEES: Organization expenses are being amortized over a five year period from May 13, 1997, the commencement date of operations. Blue sky fees are being amortized over a one year period from May 13, 1997. Such organizational expenses have been paid by MIMI and will be reimbursed by the Fund.

   3. TRANSACTIONS WITH AFFILIATES: Ivy Management Inc. (IMI), a wholly owned subsidiary of MIMI, is the Manager and Investment Adviser of the Fund. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.50% of its average net assets.

MIMI provides certain administrative, accounting and pricing services for the Fund.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund.

Officers of Ivy Fund are officers and/or employees of MIMI, IMI, IMDI and IMSC. Such individuals are not compensated by the Fund for services in their capacity as officers of Ivy Fund. Trustees of Ivy Fund who are not affiliated with MIMI or IMI receive compensation from the Fund.


                       IVY PAN-EUROPE FUND
               STATEMENT OF ASSETS AND LIABILITIES
                 SEPTEMBER 30, 1997 (UNAUDITED)


ASSETS
Investments, at value (identified cost - $206,268)       $229,465
Cash                                                        3,258
Receivables
  Dividends and interest                                      684
  Manager for expense reimbursement                         5,806
Deferred organization expenses                             58,759
Other assets                                                  472
                                                        ---------

Total assets                                              298,444
                                                        ---------

LIABILITIES
Payables
  Management fee                                              185
  12b-1 service and distribution fees                          49
  Other payables to related parties                         1,296
Accrued expenses                                           62,089
                                                        ---------

Total liabilities                                          63,619
                                                        ---------

NET ASSETS                                              $ 234,825
                                                        =========

CLASS A
Net asset value and redemption price per share
  ($231,793/20,417 shares outstanding)                     $11.35
                                                        =========

Maximum offering price per share
  ($11.35 x 100/94.25)*                                    $12.04
                                                        =========

CLASS B
Net asset value, offering price and redemption price**
  per share ($3,032/267 shares outstanding)                $11.36
                                                        =========

CLASS C
Net asset value, offering price and redemption price***
  per share ($0/0 shares outstanding)                     $ - - -
                                                        =========

NET ASSETS CONSIST OF
  Capital paid-in                                        $210,390
  Undistributed net realized gain on investments and
    foreign currency transactions                             231
  Undistributed net investment income                       1,028
  Net unrealized appreciation on investments and
    foreign currency transactions                          23,176
                                                        ---------

NET ASSETS                                              $ 234,825
                                                        =========


  *On sales of more than $50,000 the offering price is reduced.
  **Subject to a maximum contingent deferred sales charge of 5%.
  ***Subject to a maximum contingent deferred sales charge of 1%.

    (See Notes to Financial Statements)


                       IVY PAN-EUROPE FUND
            Notes to Financial Statements (Unaudited)

     Ivy Pan-Europe Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     Security Valuation - Securities traded on a U.S. or foreign stock exchange, or the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or NASDAQ, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of September 30, 1997, there were no such securities.

     Security Transactions and Investment Income - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     Federal Income Taxes - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Distributions to Shareholders - Distributions from net investment income and net realized capital gains, if any, are declared in December.

     Foreign Currency Translations - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.
     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     Deferred Organization Expenses - Expenses incurred by the
Fund in connection with its organization have been deferred and will be amortized on a straight-line basis for a period not to exceed five years.

     Reclassifications - The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2.  RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment
Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses). The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. From May 13, 1997 (Commencement) to September 30, 1997, the net amount of underwriting discount retained by IMDI was $379.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $173, $1 and $0, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $270, $0 and $0, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3.  BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4.  FUND SHARE TRANSACTIONS

     Fund share transactions from May 13, 1997 (commencement) to
September 30, 1997, for Class A, Class B and Class C were as follows:


Class A                             SHARES          AMOUNT
Sold . . . . . . . . . . . . . . .    20,589      $ 209,333
Repurchased. . . . . . . . . . . .     (172)        (1,846)
                                   ---------      ---------
Net increase . . . . . . . . . . .    20,417      $ 207,487
                                   =========      =========


Class B                             SHARES          AMOUNT
Sold . . . . . . . . . . . . . . .       268        $ 2,913
Repurchased. . . . . . . . . . . .       (1)           (10)
                                   ---------      ---------
Net increase . . . . . . . . . . .       267        $ 2,903
                                   =========      =========


Class C                             SHARES          AMOUNT
Sold . . . . . . . . . . . . . . .     1               $10
Repurchased. . . . . . . . . . . .    (1)             (10)
                                   ---------        ---------
Net increase . . . . . . . . . . .   - - -           $ - - -
                                   =========        =========


               STATEMENT OF ASSETS AND LIABILITIES
                      AS OF APRIL 28, 1997
                               AND
                REPORT OF INDEPENDENT ACCOUNTANTS
_________________________________________________________________
IVY PAN-EUROPE FUND
STATEMENT OF ASSETS AND LIABILITIES
April 28, 1997
_________________________________________________________________

   ASSETS
  Cash . . . . . . . . . . . . . . . . .  $    30
  Deferred organization expenses . . . .   22,404
  Prepaid blue sky fees. . . . . . . . .   36,335
                                           -------
     Total Assets. . . . . . . . . . . .   58,789
                                           -------
LIABILITIES
  Due to affiliate . . . . . . . . . . .  $58,759
                                           -------

NET ASSETS . . . . . . . . . . . . . . .  $    30
                                           =======
CLASS A:
  Net asset value and
     redemption price per share
     ($10 / 1 share outstanding) . . . .  $  10.00
                                           =======
  Maximum offering price
     per share
     ($10.00 x 100 / 94.25)* . . . . . .  $  10.61
                                           =======
CLASS B:
  Net asset value and
     offering price per share
     ($10 / 1 share outstanding)** . . .  $  10.00
                                           =======
CLASS C:
  Net asset value and
     offering price per share
     ($10 / 1 share outstanding)** . . .  $  10.00
                                           =======
NET ASSETS CONSIST OF:
  Capital paid-in. . . . . . . . . . . .  $     30
                                           =======

 *   On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge, up to a maximum of 5%.
               (See Notes to Financial Statements)


__________________________________________________________
   IVY PAN-EUROPE FUND
NOTES TO STATEMENT OF ASSETS AND LIABILITIES
April 28, 1997
_________________________________________________________________

   1. ORGANIZATION: Ivy Pan-Europe Fund is a series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

   The Fund will commence operations on May 13, 1997. As of the date of this report, operations have been limited to organizational matters and the issuance of initial shares to Mackenzie Investment Management Inc. (MIMI).

   2. ORGANIZATION COSTS AND PREPAID BLUE SKY FEES: Organization expenses are being amortized over a five year period from May 13, 1997, the commencement date of operations. Blue sky fees ar being amortized over a one year period from May 13, 1997. Such organizational expenses and blue sky fees have been paid by MIMI and will be reimbursed by the Fund.

   3. TRANSACTIONS WITH AFFILIATES: Ivy Management Inc. (IMI), a wholly owned subsidiary of MIMI, is the Manager and Investment Adviser of the Fund. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and any other extraordinary expenses) to an annual rate of 1.95% of its average net assets.

MIMI provides certain administrative, accounting and pricing services for the Fund.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund.

Officers of Ivy Fund are officers and/or employees of MIMI, IMI, IMDI and IMSC. Such individuals are not compensated by the Fund for services in their capacity as officers of Ivy Fund. Trustees of Ivy Fund who are not affiliated with MIMI or IMI receive compensation from the Fund.


                           APPENDIX C

              SELECTED ECONOMIC AND MARKET DATA FOR
             ASIA PACIFIC AND CHINA REGION COUNTRIES

     The information set forth in this Appendix has been extracted from various government and private publications. Ivy China Region Fund and the Trust's Board of Trustees make no representation as to the accuracy of such information, nor has the Fund or the Trust's Board of Trustees attempted to verify it.

     The China Region, one of the fastest growing areas of the world, is diverse, dynamic and evolving. In terms of population, this region is almost six times the size of the United States.

     Countries in this region are at various stages of economic development. Hong Kong and Singapore are at a more advanced stage of economic growth while countries such as Indonesia and China are at the early stages of economic development. GDP per capita data presented below illustrates this point. The following table shows the GDP, population and per capita GDP of the China Region countries and, for comparison purposes, the United States.

                              1996


                    GDP ($US       POPULATION     PER CAPITA
                    BILLIONS)      (MILLIONS)     GDP ($US)
                    ---------      ---------      ---------
Hong Kong           144.1          5.7            25,281
Korea               455.6          43.4           10,498
Singapore           81.5           2.7            30,185
Taiwan              237.7          20.6           11,539
Thailand            166.5          54.5           30,055
Malaysia            84.1           17.6           4,778
Indonesia           170.7          179.4          952
Philippines         74.1           60.6           1,223
China               672.4          1,160.04       580
China Region        2,086.7        1,544.54       1,351
USA                 7,080.0        248.7          28,468

Source: International Marketing Data and Statistics, 21st Ed.
(Euromonitor 1997).

     Total GDP for the China Region was about $2.1 billion in 1995, approximately twenty nine percent of the GDP of the United States. Year over year growth in GDP for the China Region is significant, averaging 14.13% for the five-year period 1991-1995 compared with only 5.10% for the United States for the same period. The following tables show the annual change in GDP and inflation, as measured by the Consumer Price Indexes (CPI), in 1991-1995 and the average for the five-year period 1991-1995.

                CHANGE IN GROSS DOMESTIC PRODUCT

                                                       AVERAGE
               1991    1992    1993    1994    1995    1991-95
               -----   -----   -----   -----   ------  -------
Hong Kong      14.76%  16.58%  15.17%  13.55%  9.33%   13.88%
Korea          20.16%  11.43%  11.13%  14.17%  15.18%  14.41%
Singapore      11.88%  7.12%   14.52%  14.04%  9.63%   11.44%
Taiwan         11.69%  10.95%  10.06%  3.14%   3.91%   7.95%
Thailand       14.97%  12.47%  11.89%  13.60%  15.21%  13.63%
Malaysia       11.85%  14.07%  10.32%  13.68%  13.83%  12.75%
Indonesia      16.29%  14.26%  26.89%  14.99%  1.01%   14.69%
Philippines    15.86%  8.30%   9.13%   14.84%  12.48%  12.12%
China          14.20%  18.97%  30.64%  39.58%  28.29%  26.34%
United States  3.63%   5.19%   5.37%   6.23%   5.07%   5.10%

Sources: International Marketing Data and Statistics, 21ST Ed.
(Euromonitor 1997).

                CHANGE IN CONSUMER PRICE INDEXES

                                                       AVERAGE
               1991    1992    1993    1994    1995    1991-95
               -----   -----   -----   -----   -----   -------
Hong Kong      11.6%   9.3%    8.6%    8.1%    8.7%    9.26%
Korea          9.7%    6.2%    4.8%    6.3%    4.5%    6.30%
Singapore      3.5%    2.3%    2.4%    3.0%    1.7%    2.58%
Taiwan         3.6%    4.5%    2.9%    4.5%    3.7%    3.84%
Thailand       5.7%    4.1%    3.6%    5.1%    7.3%    5.16%
Malaysia       4.4%    4.8%    3.4%    3.7%    5.3%    4.32%
Indonesia      9.2%    7.5%    9.7%    8.5%    9.4%    8.86%
Philippines    18.7%   8.9%    7.6%    9.1%    11.2%   11.10%
China          5.1%    6.7%    9.1%    24.2%   16.9%   12.40%
United States  4.2%    3.0%    3.0%    2.6%    2.8%    3.12%

Sources: OECD Economic Outlook, June 1996, Vol. 59; Key
Indicators and Developing Asian & Pacific Countries, 1994, Volume
XXV; Emerging Stock Market Factbook 1996.

     As the economic in the China Region have experienced different levels of growth, so too have their stock markets. The following tables show the capitalization of the stock markets, and the changes in stock prices as measured by the local stock indexes.

           STOCK MARKET CAPITALIZATION ($US MILLIONS)

               1991      1992      1993      1994      1995
               -------   -------   -------   -------   -------
China          2,028     18,255    40,567    43,521    42,055
Hong Kong      121,689   170,793   381,459   267,331   301,065
Korea          96,373    107,448   139,420   191,778   181,955
Singapore      58,520    61,180    147,810   177,670   203,230
Taiwan         124,864   101,124   195,198   247,325   187,206
Thailand       35,815    58,259    130,510   131,479   141,507
Malaysia       58,627    94,004    220,328   199,276   222,729
Indonesia      6,823     12,038    32,953    47,241    66,585
Philippines    10,197    13,794    40,327    55,519    58,859

Sources: World Stock Exchange Factbook, 1997; Emerging Stock
Markets Factbook, 1996; Hong Kong Stock Exchange Market.

               ANNUAL PERCENTAGE CHANGES IN LOCAL
                      STOCK MARKET INDEXES

               1991      1992      1993      1994      1995
               ------    ------    ------    ------    ------
China          192.8%    -12.9%    6.8%      -22.30%   -14.3%
Hong Kong      -42.0%    -28.3%    -115.7%   31.1      -23.0%
Korea          -12.2%    11.0%     27.7%     18.6%     -14.1%
Singapore      25.1%     -2.4%     59.2%     -15.1%    4.09%
Taiwan         1.6%      -26.6%    79.8%     17.4%     -27.4%
Thailand       16.1%     25.6%     88.4%     -19.2%    -5.8%
Malaysia       9.9%      15.8%     98.0%     -23.8%    2.5%
Indonesia      -40.8%    10.9%     114.6%    -20.2%    9.4%
Philippines    76.7%     9.1%      154.4%    -12.8%    -6.9%

Sources: Emerging Stock Market Factbook, 1996; Hong Kong Stock
Exchange.

     Equity valuations in the China Region, as measured by price/earnings ratios, also vary from country to country according to economic growth forecasts, corporate earnings growth forecasts, the outlook for inflation, exchange rates and overall investor sentiment.

                      PRICE/EARNINGS RATIOS

               1991      1992      1993      1994      1995
               -----     -----     -----     -----     -----
Hong Kong      13.8      12.9      16.7      13.1      13.7
Korea          21.3      21.4      25.1      34.5      19.8
Singapore      19.5      19.2      24.7      30.4      23.3
Taiwan         22.3      16.6      34.7      36.8      21.4
Thailand       12.0      13.9      27.5      21.2      21.7
Malaysia       21.3      21.8      43.5      29.0      25.1
Indonesia      11.6      12.2      28.9      20.2      19.8
Philippines    11.3      14.1      38.8      30.8      19.0

Sources: World Stock Exchange Factbook, 1996; Emerging Stock
Market Factbook, 1996.

     The following table shows changes in the exchange rate of the currency of each China Region country relative to the U.S.
dollar for the years ended December 31, 1991-1995.

         CURRENCY MOVEMENTS VERSUS US DOLLAR (% CHANGE)

                     YEAR ENDED DECEMBER 31,
    --------------------------------------------------------
                  1991      1992      1993      1994      1995
                  ------    -----     ------    ------    -----
Hong Kong         0.23%     0.39%     0.06%     0.13%     0.13%
Korea             -6.19%    -3.91%    -2.50%    2.43%     0.16%
Singapore         6.53%     -0.88%    2.24%     9.16%     3.18%
Taiwan            4.24%     1.29%     -4.73%    0.27%     -3.8%
Thailand          0.99%     -1.76%    0.04%     1.47%     -0.34%
Malaysia          -0.82%    3.88%     2.98%     5.18%     0.57%
Indonesia         -5.03%    -4.00%    -1.92%    -4.52%    -4.03%
Philippines       3.86%     2.10%     -5.47%    9.63%     -7.5%
China (Official)  -4.06%    -5.84%    -0.84%    -45.6%    1.53%

Sources: International Financial Statistics, Volume L, Number 4,
April 1997; Emerging Stock Market Factbook, 1996.